                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                             COVER PAGE OF FORM N-1A
                                       FOR
                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST

                         SELECTED AMERICAN SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 93 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-10699
                                       AND
            AMENDMENT NO. 41 UNDER THE INVESTMENT COMPANY ACT OF 1940
                             REGISTRATION NO. 811-51

                          SELECTED SPECIAL SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 66 UNDER THE SECURITIES ACT OF 1933
                      REGISTRATION STATEMENT NO. 002-27514
                                       AND
            AMENDMENT NO. 42 UNDER THE INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-01533

                       SELECTED CAPITAL PRESERVATION TRUST
        POST-EFFECTIVE AMENDMENT NO. 35 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 33-15807
                                       AND
            AMENDMENT NO. 37 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-5240

                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                  520-434-3771

Agents For Service:   Thomas D. Tays, Esq.
                      Davis Selected Advisers, L.P.
                      2949 East Elvira Road, Suite 101
                         Tucson, Arizona 85706
                             520-434-3771

                                      -or-

                      Arthur Don, Esq.
                      Seyfarth Shaw LLP
                      55 E. Monroe St., Suite 4200
                      Chicago, IL 60603-5803
                       312-781-8611

It is proposed that this filing will become effective:

     [_]     Immediately upon filing pursuant to paragraph (b)

     [X]     On May 1, 2008, pursuant to paragraph (b)

     [_]     60 days after filing pursuant to paragraph (a)(1)

     [_]     On ______, pursuant to paragraph (a) of Rule 485

     [_]     75 days after filing pursuant to paragraph (a)(2)

     [_]     On_______________, pursuant to paragraph (a)(2) of Rule 485

Title of Securities being Registered: Common Stock of:

               (1)  Selected American Shares Fund (Class S shares and Class D shares)

               (2)  Selected Special Shares Fund (Class S shares and Class D shares)

               Shares of Beneficial Interest of

               (3)  Selected Daily Government Fund (Class S shares and Class D shares)

                                EXPLANATORY NOTE

This Post-Effective Amendment to the Registration Statement contains:

     1.   A single prospectus offering Class S shares and Class D shares of

                    Selected American Shares

                    Selected Special Shares

                    Selected Daily Government Fund

     2.   A single SAI offering the same three funds.

     3.   Part C and Signature Pages describing the same three funds

     4.   Exhibits relevant to the same three funds:

SELECTED FUNDS

Selected American Shares
Selected Special Shares
Selected Daily Government Fund
--------------------------------------------------------------------------------

PROSPECTUS

Class S shares
Class D shares

May 1, 2008

The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------
This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Funds, the Funds'
investment adviser or the Funds' distributor. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

OVERVIEWS OF EACH SELECTED FUND:

 5   SELECTED AMERICAN SHARES
     Investment Objective and Principal Investment Strategies
     Determining If This Fund Is Right for You
     Principal Risks of Investing in the Fund
     Performance Information
     Fees and Expenses of the Fund

12   SELECTED SPECIAL SHARES
     Investment Objective and Principal Investment Strategies
     Determining If This Fund Is Right for You
     Principal Risks of Investing in the Fund
     Performance Information
     Fees and Expenses of the Fund

18   SELECTED DAILY GOVERNMENT FUND
     Investment Objective and Principal Investment Strategies
     Determining If This Fund Is Right for You
     Principal Risks of Investing in the Fund
     Performance Information
     Fees and Expenses of the Fund

23   SELECTED FUNDS MANAGEMENT
     Davis Advisors
     Investment Professionals
     The Davis Investment Discipline
     Additional Information about Investments

29   ONCE YOU INVEST IN SELECTED FUNDS
     How Your Shares Are Valued
     Portfolio Holdings
     How We Pay Earnings
     Federal Income Taxes
     Fees and Expenses of the Funds
     Fees Paid to Dealers and Other Financial Intermediaries

36   HOW TO CHOOSE A SHARE CLASS
     Class S Shares
     Class D Shares
     Converting from Class S to Class D shares

TABLE OF CONTENTS (CONTINUED)
--------------------------------------------------------------------------------

38   HOW TO OPEN AN ACCOUNT
     Two Ways You Can Open An Account
     Anti-Money Laundering Compliance
     Retirement Plan Accounts

40   HOW TO BUY, SELL AND EXCHANGE SHARES
     Right to Reject or Restrict any Purchase or Exchange Order
     Four Ways to Buy, Sell and Exchange Shares
     When Your Transactions Are Processed
     Buying More Shares
     Selling Shares
     Exchanging Shares
     Market Timing
     Telephone Transactions
     Internet Transactions

51   OTHER INFORMATION
     Dividends and Distributions
     Financial Highlights
     Householding
     Privacy Notice

B/C  OBTAINING ADDITIONAL INFORMATION

OVERVIEW OF
SELECTED AMERICAN SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Selected American Shares' investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by
American companies. Davis Selected Advisers, L.P. ("Davis Advisors" or the
"Adviser") the Fund's investment adviser uses the Davis Investment Discipline to invest the majority of the Fund's assets in equity securities issued by large companies with market capitalizations of at least $10 billion. See "The Davis
Investment Discipline" in this prospectus.

The Fund has the flexibility to invest in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Additional Information
About Investments" in this prospectus.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

You should consider investing in this Fund if:

o    You are seeking long-term growth of capital.

o    You are more comfortable investing in established, well-known companies.

o    You are investing for the long term.

You should not invest in this Fund if:

o    You are worried about the possibility of sharp price swings and dramatic market declines.

o    You are interested in earning current income.

o    You are investing for the short term.

                      PROSPECTUS o SELECTED FUNDS o PAGE 5

PRINCIPAL RISKS OF INVESTING IN THE FUND

If you buy shares of Selected American Shares, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.

o    MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o    COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o    FINANCIAL SERVICES RISK. The Fund historically has invested a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable and/or rising interest rates, may have a disproportionate effect on companies in the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements which under certain circumstances may lead to losses, for example sub-prime loans; and (v) Competition: the financial services sector has become increasingly competitive.

o    FOREIGN COUNTRY RISK. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the
     Fund's performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more government regulation.
     Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the
     U.S. dollar will result in a change in the U.S. dollar value of

                      PROSPECTUS o SELECTED FUNDS o PAGE 6

     securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.

o    HEADLINE RISK. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis
     Advisors believes to be the companies' intrinsic values. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o    SELECTION RISK. The securities we select for the Fund may underperform the
     S&P 500(R) Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                      PROSPECTUS o SELECTED FUNDS o PAGE 7

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Selected American Shares by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the Index. The Fund's past performance (before and after taxes)
is not necessarily an indication of how the Fund will perform in the future.

                            SELECTED AMERICAN SHARES
                 CALENDAR YEAR TOTAL RETURNS FOR CLASS S SHARES

                                YEAR    RETURN
                                ---------------
                                1998     16.27%
                                ---------------
                                1999     20.32%
                                ---------------
                                2000      9.33%
                                ---------------
                                2001   (11.17)%
                                ---------------
                                2002   (17.06)%
                                ---------------
                                2003     30.90%
                                ---------------
                                2004     11.97%
                                ---------------
                                2005      9.90%
                                ---------------
                                2006     15.19%
                                ---------------
                                2007      4.79%
                                ===============

During the period shown above, the Fund's highest quarterly return was 22.19%
for the quarter ended December 31, 1998, and the lowest quarterly return was
(14.78)% for the quarter ended September 30, 1998. Total return for the three months ended March 31, 2008 (not annualized) was (8.87)%.

                      PROSPECTUS o SELECTED FUNDS o PAGE 8

SELECTED AMERICAN SHARES AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2007

                                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------
Selected American Shares
Class S shares                         4.79%         14.22%          8.16%
   return before taxes
------------------------------------------------------------------------------
Selected American Shares
Class S shares                         4.63%         14.09%          7.62%
   return after taxes on
   distributions
------------------------------------------------------------------------------
Selected American Shares
Class S Shares                         3.32%         12.48%          6.94%
   return after taxes on
   distributions and sale of fund
   shares
------------------------------------------------------------------------------
Selected American Shares
Class D shares                         5.11%           N/A          10.90%*
   return before taxes
==============================================================================
S&P 500(R) Index                       5.49%         12.82%          5.91%
==============================================================================

*Class D shares were first offered to the public on May 1, 2004. The return presented is for the life of the class.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

Class S and D shares are offered by this prospectus. After-tax returns are shown only for Class S shares and will vary for Class D shares.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

S&P 500(R) Index returns do not reflect deductions for fees, expenses, or taxes.
You cannot invest directly in an index.

                      PROSPECTUS o SELECTED FUNDS o PAGE 9

FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A SELECTED FUNDS SHAREHOLDER
paid directly from your investment

                                                      CLASS S   CLASS D
                                                       SHARES    SHARES
-----------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases       None      None
  as a percentage of offering price
-----------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on        None      None
  redemptions
  as a percentage of the lesser of the net asset
  value of the shares redeemed or the total cost of
  such shares
-----------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None      None
  dividends
-----------------------------------------------------------------------
Redemption fee                                         None      None
-----------------------------------------------------------------------
Exchange fee                                           None      None
=======================================================================

A Wire Fee of $5 for domestic transfers may be deducted from sale proceeds. See
"Wiring Sale Proceeds to Your Bank Account" in this prospectus.

SELECTED AMERICAN SHARES ANNUAL OPERATING EXPENSES
deducted from the Fund's assets

                                     CLASS S SHARES   CLASS D SHARES
--------------------------------------------------------------------
Management Fees                          0.52%             0.52%
--------------------------------------------------------------------
Distribution (12b-1) Fees                0.25%             0.00%
--------------------------------------------------------------------
Other Expenses                           0.13%             0.05%
--------------------------------------------------------------------
Total Annual Operating Expenses          0.90%             0.57%
--------------------------------------------------------------------

Expenses may vary in future years.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class. Different fees and expenses will affect performance. See "How to Choose a Share Class" in this prospectus to determine which Class of shares best suits your needs.

                      PROSPECTUS o SELECTED FUNDS o PAGE 10

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above.
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Class S shares     $92      $287      $498     $1,108
Class D shares     $58      $183      $318     $  714
======================================================

                      PROSPECTUS o SELECTED FUNDS o PAGE 11

OVERVIEW OF
SELECTED SPECIAL SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Selected Special Shares' investment objective is capital growth. Davis Advisors uses the Davis Investment Discipline to invest in a diversified portfolio of small, mid and large capitalization companies. See "The Davis Investment
Discipline" in this prospectus.

The Fund has the flexibility to invest in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Additional Information
About Investments" in this prospectus.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

You should consider investing in this Fund if:

o    You are seeking long-term growth of capital.

o    You want to invest in a mixture of large, medium, and small capitalization companies.

o    You are willing to accept higher risk for the opportunity to pursue higher returns.

o    You are investing for the long term.

You should not invest in this Fund if:

o    You are worried about the possibility of sharp price swings and dramatic market declines.

o    You prefer to invest primarily in larger, more established companies.

o    You are interested in earning current income.

o    You are investing for the short term.

                      PROSPECTUS o SELECTED FUNDS o PAGE 12

PRINCIPAL RISKS OF INVESTING IN THE FUND

If you buy shares of Selected Special Shares, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.

o    MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o    COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o    SMALL- AND MEDIUM-CAPITALIZATION RISK. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Small and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o    FOREIGN COUNTRY RISK. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the
     Fund's performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more government regulation.
     Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the
     U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the
     U.S. dollar, the value of the Fund's shares will tend to decline.

o    HEADLINE RISK. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis
     Advisors believes to be the companies' intrinsic values. We may make such investments when a company

                      PROSPECTUS o SELECTED FUNDS o PAGE 13

     becomes the center of controversy after receiving adverse media attention.
     The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future.
     While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o    SELECTION RISK. The securities we select for the Fund may underperform the
     Russell 3000(R) Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Selected Special Shares by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the Russell 3000(R) Index, a widely recognized unmanaged index of stock performance. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                      PROSPECTUS o SELECTED FUNDS o PAGE 14

                             SELECTED SPECIAL SHARES
                 CALENDAR YEAR TOTAL RETURNS FOR CLASS S SHARES

                                 YEAR    RETURN
                                 ---------------
                                 1998     24.52%
                                 ---------------
                                 1999     16.83%
                                 ---------------
                                 2000    (1.10)%
                                 ---------------
                                 2001   (14.41)%
                                 ---------------
                                 2002   (17.62)%
                                 ---------------
                                 2003     41.40%
                                 ---------------
                                 2004     11.34%
                                 ---------------
                                 2005      8.45%
                                 ---------------
                                 2006     17.74%
                                 ---------------
                                 2007    (1.27)%
                                 ===============

During the period shown above, the Fund's highest quarterly return was 23.31%
for the quarter ended June 30, 2003, and the lowest quarterly return was
(19.08)% for the quarter ended September 30, 2002. Total return for the three months ended March 31, 2008 (not annualized) was (12.68)%.

SELECTED SPECIAL SHARES AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2007

                                                                      PAST 10
                                         PAST 1 YEAR   PAST 5 YEARS    YEARS
-----------------------------------------------------------------------------
Selected Special Shares
Class S shares                             (1.27)%        14.69%        7.25%
   return before taxes
-----------------------------------------------------------------------------
Selected Special Shares
Class S shares                             (2.92)%        13.45%        5.78%
   return after taxes on distributions
-----------------------------------------------------------------------------
Selected Special Shares
Class S Shares                              1.30%         12.68%        5.85%
   return after taxes on distributions
   and sale of fund shares
-----------------------------------------------------------------------------
Selected Special Shares
Class D shares                             (0.89)%         N/A          9.38%*
   return before taxes
=============================================================================
Russell 3000(R) Index
   Reflects no deduction for                5.14%         13.63%        6.22%
   fees, expenses or taxes
-----------------------------------------------------------------------------

*Class D shares were first offered to the public on May 1, 2004. The return presented is for the life of the class.

                      PROSPECTUS o SELECTED FUNDS o PAGE 15

After-tax returns are calculated using the highest historical individual federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

Class S and D shares are offered by this prospectus. After-tax returns are shown only for Class S shares and will vary for Class D shares.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

Russell 3000(R) Index returns do not reflect deductions for fees, expenses, or taxes. You cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A SELECTED FUNDS SHAREHOLDER
paid directly from your investment

                                                       CLASS S   CLASS D
                                                        SHARES    SHARES
------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases         None      None
   as a percentage of offering price
------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on          None      None
   redemptions
   as a percentage of the lesser of the net asset
   value of the shares redeemed or the total cost of
   such shares
------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested        None      None
   dividends
------------------------------------------------------------------------
Redemption fee                                           None      None
------------------------------------------------------------------------
Exchange fee                                             None      None
========================================================================

A Wire Fee of $5 for domestic transfers may be deducted from sale proceeds. See
"Wiring Sale Proceeds to Your Bank Account" in this prospectus.

SELECTED SPECIAL SHARES ANNUAL OPERATING EXPENSES
deducted from the Fund's assets

                                  CLASS S SHARES   CLASS D SHARES
-----------------------------------------------------------------
Management Fees                        0.68%            0.68%
-----------------------------------------------------------------
Distribution (12b-1) Fees              0.25%            0.00%
-----------------------------------------------------------------
Other Expenses                         0.24%            0.13%
-----------------------------------------------------------------
Total Annual Operating Expenses        1.17%            0.81%
=================================================================

Expenses may vary in future years.

                      PROSPECTUS o SELECTED FUNDS o PAGE 16

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class. Different fees and expenses will affect performance. See "How to Choose a Share Class" in this prospectus to determine which Class of shares best suits your needs.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above.
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------

Class S shares    $119      $372      $644     $1,420
Class D shares     $83      $259      $450     $1,002
======================================================

                      PROSPECTUS o SELECTED FUNDS o PAGE 17

OVERVIEW OF SELECTED
DAILY GOVERNMENT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Selected Daily Government Fund is a money market fund. Its investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity. The Fund maintains liquidity and preserves capital by carefully monitoring the maturity of our investments. The Fund's portfolio has a dollar-weighted average maturity of ninety days or less. Under normal circumstances, the Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S.
Government Securities.

GOVERNMENT SECURITIES

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. U.S. Government Securities represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S.
government and in unusual circumstances may present credit risk.

A repurchase agreement is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time--at a higher price that incorporates an interest payment.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

You should consider investing in this Fund if:

o    You are seeking current income.

o    You are most comfortable investing in high-quality U.S. Government
     Securities.

o    You want a safe haven in times of market turmoil.

o    You want easy access to your money.

                      PROSPECTUS o SELECTED FUNDS o PAGE 18

You should not invest in this Fund if:

o    You need a high total return to achieve your investment goals.

o    Your primary investment goal is capital growth.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This section describes what we think are the most significant factors (but not the only factors) that could prevent the Fund from achieving its stated
objective.

o    VARIABLE CURRENT INCOME. The income that Selected Daily Government Fund pays to investors is not stable. When interest rates increase, the Fund's income distributions are likely to increase. When interest rates decrease, the Fund's income distributions are likely to decrease.

o    CREDIT RISK. Selected Daily Government Fund seeks to manage credit risk by investing exclusively, under normal circumstances, in U.S. Government
     Securities and repurchase agreements collateralized by U.S. Government
     Securities. Many of the agency-issued securities in the Fund's portfolio
     (as opposed to the Treasury-issued securities) are not guaranteed by the
     U.S. government and in unusual circumstances may present credit risk.
     Although an issuer may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury.
     These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as
     Government National Mortgage Association ("Ginnie Mae") pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal
     National Mortgage Association ("Fannie Mae") bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home
     Loan Mortgage Corporation ("Freddie Mac") obligations. There is always some risk, even for U.S. Government Securities that the issuer of a security held by the Fund will fail to make a payment when it is due.

Although Selected Daily Government Fund seeks to preserve the value of your investment at $1 per share, investors can lose money. Shares of Selected Daily
Government Fund are not deposits or obligations of any bank, are not guaranteed by the U.S. government or any bank, and are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

                      PROSPECTUS o SELECTED FUNDS o PAGE 19

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Selected Daily Government Fund by showing changes in the Fund's year-to-year performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                         SELECTED DAILY GOVERNMENT FUND
                 CALENDAR YEAR TOTAL RETURNS FOR CLASS S SHARES

                                 YEAR   RETURN
                                 -------------
                                 1998    4.85%
                                 1999    4.48%
                                 2000    5.80%
                                 2001    3.73%
                                 2002    1.32%
                                 2003    0.54%
                                 2004    0.73%
                                 2005    2.57%
                                 2006    4.33%
                                 2007    4.50%
                                 =============

During the period shown above, the Fund's highest quarterly return was 1.52% for the quarter ended September 30, 2000, and the lowest quarterly return was 0.10%
for the quarter ended September 30, 2003. Total return for the three months ended March 31, 2008 (not annualized) was 0.80%.

SELECTED DAILY GOVERNMENT FUND AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2007

                 PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------
Class S shares      4.50%         2.52%           3.28%
===========================================================
Class D shares      4.85%          N/A           3.53%*
-----------------------------------------------------------

*Class D shares were first offered to the public on May 1, 2004. The return presented is for the life of the class.

The returns for Class D shares offered by this prospectus will differ from the
Class S returns shown in the chart, because they have lower distribution expenses.

                      PROSPECTUS o SELECTED FUNDS o PAGE 20

SELECTED DAILY GOVERNMENT FUND YIELD, CLASS S SHARES
as of December 31, 2007

7-Day SEC Yield   4.16%
=======================

You can obtain Selected Daily Government Fund's most recent 7-day SEC Yield by calling us toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m.
Eastern time.

FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A SELECTED FUNDS SHAREHOLDER
Paid directly from your investment

                                                      CLASS S   CLASS D
                                                      SHARES    SHARES
-----------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None      None
   a percentage of offering price
-----------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on        None      None
   redemptions
   as a percentage of the lesser of the net asset
   value of the shares redeemed or the total cost
   of such shares
-----------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None      None
   dividends
-----------------------------------------------------------------------
Redemption fee                                         None      None
-----------------------------------------------------------------------
Exchange fee                                           None      None
=======================================================================

A Wire Fee of $5 for domestic transfers may be deducted from sale proceeds. See
"Wiring Sale Proceeds to Your Bank Account" in this prospectus.

Checks written for less than $250 for Class S shares or $1,000 for Class D shares will be honored and a $20 service fee will be debited from the account.
See "Check Writing Privilege for Selected Daily Government Fund" under "Selling
Shares" in this prospectus.

                      PROSPECTUS o SELECTED FUNDS o PAGE 21

SELECTED DAILY GOVERNMENT FUND ANNUAL OPERATING EXPENSES
deducted from the Fund's assets

                                  CLASS S SHARES   CLASS D SHARES
-----------------------------------------------------------------
Management Fees                        0.30%            0.30%
-----------------------------------------------------------------
Distribution (12b-1) Fees              0.25%            0.00%
-----------------------------------------------------------------
Other Expenses                         0.42%            0.11%
-----------------------------------------------------------------
Total Annual Operating Expenses        0.97%            0.41%
-----------------------------------------------------------------
Less Fee Wavier or Expense(1)
   Reimbursement                       0.22%            0.00%
-----------------------------------------------------------------
Net Expenses                           0.75%            0.41%
=================================================================

Expenses may vary in future years. See "Fees and Expenses of the Fund" in this prospectus.

(1.) The Adviser is contractually committed to waive fees and/or reimburse Class
     S shares' expenses to the extent necessary to cap total annual fund operating expenses at 0.75% until December 31, 2008; after that date, there is no assurance that expenses will be capped.

The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class. Different fees and expenses will affect performance. See "How to Choose a Share Class" in this prospectus to determine which Class of shares best suits your needs.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above.
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Class S shares     $99      $309      $536     $1,190
Class D shares     $42      $132      $230       $518
======================================================

The Expense Table does not reflect the Adviser's commitment to waive fees and/or reimburse Class S shares' expenses to the extent necessary to cap total annual fund operating expenses at 0.75% until December 31, 2008; after that date, there is no assurance that expenses will be capped.

                      PROSPECTUS o SELECTED FUNDS o PAGE 22

SELECTED FUNDS
MANAGEMENT
--------------------------------------------------------------------------------

DAVIS ADVISORS

Davis Advisors serves as the investment adviser for each of the Selected Funds.
Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson,
Arizona 85706. Davis Advisors provides investment advice for the Selected Funds, manages their business affairs and provides day-to-day administrative services.
Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

For the fiscal year ended December 31, 2007, Davis Advisors' compensation from the Funds for its services (based on average net assets) was: Selected American
Shares, 0.52%; Selected Special Shares, 0.68%; and Selected Daily Government
Fund, 0.30%.

Davis Selected Advisers-NY, Inc., serves as the sub-adviser for each of the
Selected Funds. Davis Selected Advisers-NY, Inc.'s offices are located at 609
Fifth Avenue, New York, New York 10017. Davis Selected Advisers-NY, Inc.,
provides investment management and research services for the Selected Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors.
Davis Selected Advisers-NY, Inc.'s fee is paid by Davis Advisors, not the
Selected Funds.

Every year the Funds' Board of Directors considers whether to re-approve the
Funds' advisory and sub-advisory agreements. The basis for the Board's decision is described in the Funds' most recent Semi-Annual Report.

                      PROSPECTUS o SELECTED FUNDS o PAGE 23

INVESTMENT PROFESSIONALS

SELECTED AMERICAN SHARES

o    CHRISTOPHER DAVIS has served as a Portfolio Manager of Selected American
     Shares since December 1994, and also manages other equity funds advised by
     Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989.

o    KENNETH CHARLES FEINBERG has served as a Portfolio Manager of Selected
     American Shares since May 1998, and also manages other equity funds advised by Davis Advisors. Mr. Feinberg has served as an analyst and portfolio manager for Davis Advisors since 1994.

SELECTED SPECIAL SHARES

INVESTMENT TEAM. Davis Advisors uses a system of multiple research analysts to manage Selected Special Shares. Under this approach, the portfolio of the Fund is divided into segments managed by individual research analysts. The research adviser and the four research analysts managing the largest portion of the
Fund's assets as of the latest calendar quarter-end prior to the date of this prospectus are listed below. Research analysts decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund's investment objectives, strategies, and restrictions.

o    CHRISTOPHER DAVIS has served as the research adviser of Selected Special
     Shares since June 2001, and also manages other equity funds advised by
     Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989. As research adviser, Mr. Davis oversees the research analysts of Selected Special Shares and allocates segments of the
     Fund to each of them to invest.

o    DWIGHT BLAZIN, PH.D. has managed a segment of Selected Special Shares since
     December 2001, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Blazin joined Davis
     Advisors in August 1997.

o    STEPHEN CHEN, CFA, CPA has managed a segment of Selected Special Shares since February 2003, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Chen joined
     Davis Advisors in December 2002.

o    DANTON GOEI has managed a segment of Selected Special Shares since December
     2001, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Goei joined Davis Advisors in
     November 1998.

                     PROSPECTUS o SELECTED FUNDS o PAGE 24

o    TANIA POUSCHINE has managed a segment of Selected Special Shares since July
     2003, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Ms. Pouschine joined Davis Advisors in July 2003. From 1993 to 2003, Ms. Pouschine worked as an analyst and portfolio manager at Ruane Cunniff.

SELECTED DAILY GOVERNMENT FUND

o    CRESTON KING, CFA has served as a Portfolio Manager of Selected Daily
     Government Fund since August 1999. Mr. King also manages government bond and other government money market funds advised by Davis Advisors.

The Statement of Additional Information provides additional information about the investment professionals' compensation, other accounts managed by the investment professionals, and the investment professionals' ownership of securities in the Funds.

THE DAVIS INVESTMENT DISCIPLINE

Davis Advisors manages equity funds using the Davis Investment Discipline. We conduct extensive research to try to identify businesses that possess characteristics which we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at discounts to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that we believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

                     PROSPECTUS o SELECTED FUNDS o PAGE 25

FIRST CLASS MANAGEMENT

o    Proven Track Record

o    Significant Alignment of Interest in Business

o    Smart Application of Technology to Improve Business and Lower Costs

STRONG FINANCIAL CONDITION AND SATISFACTORY PROFITABILITY

o    Strong Balance Sheet

o    Low Cost Structure

o    High Returns on Capital

STRONG COMPETITIVE POSITIONING

o    Non-obsolescent Products / Services

o    Dominant or Growing Market Share

o    Global Presence and Brand Names

After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies' common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company's stock if the stock's market price exceeds Davis
Advisors' estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company's stock is no longer attractive.

ADDITIONAL INFORMATION ABOUT INVESTMENTS

Each Fund's investment objectives are described in its respective Overview. The
Funds' investment objectives are fundamental policies and may not be changed without a vote of shareholders.

Each Fund's principal investment strategies and main risks are also described in its Overview. The Funds are not limited to investing in the securities and using the principal investment strategies described in their Overviews. Each Fund may also purchase other kinds of securities, engage in active trading (which would increase portfolio turnover and commission expenses and could increase taxable distributions), or employ other investment strategies that are not principal investment strategies, if, in Davis Advisors' professional judgment, the securities, trading, or investment strategies are appropriate. Factors that
Davis Advisors considers in pursuing these other strategies include whether the strategies: (i) would be consistent with shareholders' reasonable expectations;
(ii) would assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund's investment strategy; (iv) would cause the Fund to violate any of its investment restrictions; or (v) would materially change the
Fund's risk profile as described in the Fund's prospectus and

                     PROSPECTUS o SELECTED FUNDS o PAGE 26

Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.

SHORT-TERM INVESTMENTS. Each Fund uses short-term investments, such as Treasury
Bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. A Fund may also use short-term investments for temporary defensive purposes. At such times, a Fund will not be pursuing its normal investment policies. In the event that our investment professionals anticipate a decline in the market values of the companies in which a Fund invests (due to economic, political or other factors), a Fund may reduce its risk by investing in short-term securities until market conditions improve.
Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.

For more details concerning current investments and market outlook, please see the Funds' most recent shareholder report.

EXECUTION OF PORTFOLIO TRANSACTIONS. Davis Advisors places orders with broker-dealers for Selected Funds' portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis
Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Selected Funds'
portfolio transactions with broker-dealers who have sold shares of Selected
Funds. However, when Davis Advisors places orders for Selected Funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Selected Funds. In placing orders for Selected Funds' portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.

                     PROSPECTUS o SELECTED FUNDS o PAGE 27

Over the last three years the Funds paid the following brokerage commissions:

                                              FOR THE YEAR ENDED DECEMBER 31,
                                           ------------------------------------
                                              2007         2006         2005
                                           ----------   ----------   ----------
SELECTED AMERICAN SHARES
Brokerage commissions paid:                $1,964,158   $2,016,516   $2,028,726
Brokerage commissions as a percentage of
   average net assets:                           0.02%        0.02%        0.02%

SELECTED SPECIAL SHARES
Brokerage commissions paid:                  $101,388     $102,355     $159,896
Brokerage commissions as a percentage of
   average net assets:                          0.07%        0.08%        0.14%

SELECTED DAILY GOVERNMENT FUND                    N/A          N/A          N/A

                     PROSPECTUS o SELECTED FUNDS o PAGE 28

ONCE YOU
INVEST IN SELECTED FUNDS
--------------------------------------------------------------------------------

This section describes how your investment in a Fund is valued, how you earn money on your investment and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open your Selected Funds account, you may buy or sell shares on any business day. The price of your shares in a Selected Fund is based upon the total value of the Fund's investments. Your account balance may change daily because the share price may change daily.

The value of one share of a Selected Fund, also known as the net asset value, or
NAV, is calculated at 4 p.m. Eastern time on each day the New York Stock
Exchange is open or as of the time the Exchange closes, if earlier.

The business sections of many, but not all, major newspapers publish Selected
Funds' daily net asset values. If you have access to the Internet, you can also check the net asset value on our website (www.selectedfunds.com).

VALUATION OF PORTFOLIO SECURITIES

Your shares will be purchased or sold at the net asset value, next determined after Selected Funds' transfer agent receives your request to purchase or sell shares in good order.

Each Fund's portfolio securities are valued primarily on the basis of market quotations. However, Selected Funds have adopted procedures for making "fair value" determinations if market quotations are not readily available. The Funds use fair value prices any time Davis Advisors concludes that reliable market quotations for the Funds' portfolio securities are not readily available from an approved third party pricing service or from independent brokers. Examples of when fair value pricing may be used include illiquid or thinly traded securities, and securities whose values have been affected by a significant event occurring after the close of their primary markets. Selected Funds use an independent vendor to assist in fair value pricing of foreign securities when deemed appropriate. The use of fair value pricing by the Funds may cause the net asset value of their shares to differ significantly from the net asset value that would be calculated using last reported prices.

Some of the Funds' securities may be traded in markets that close at a different time than when the Funds' shares are priced. Events affecting portfolio values that occur after the time that such markets close and the time Funds' shares are priced may result in the use of

                     PROSPECTUS o SELECTED FUNDS o PAGE 29

fair value pricing, as described above. Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Funds' foreign investments might change significantly on those days when investors cannot buy or redeem shares. Selected Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund's net asset value.
Notwithstanding, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund's shares even if there has not been any change in the foreign currency prices of that Fund's investments.

Selected Daily Government Fund typically values all of its investments at amortized cost. Normally, the share price of Selected Daily Government Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the Fund's Board of Directors believes will cause a material deviation between the amortized cost of the Fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to
Fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.

PORTFOLIO HOLDINGS

A description of Selected Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of
Additional Information. Each Fund's portfolio holdings are published and mailed to shareholders twice a year in the Annual and Semi-Annual Reports, which are mailed approximately 60 days after the end of the Funds' second and fourth fiscal quarters. In addition, each Fund publishes its portfolio holdings on the
Selected Funds' website (www.selectedfunds.com) and the SEC website
(www.sec.gov) approximately 60 days after the end of each fiscal quarter. Other information concerning the Funds' portfolio holdings may also be published on the Selected Funds' website from time to time.

HOW WE PAY EARNINGS

There are two ways you can receive payments from the Selected Fund you invest in:

o    DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

                     PROSPECTUS o SELECTED FUNDS o PAGE 30

o    CAPITAL GAINS. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like information about when a particular Selected Fund pays dividends and distributes capital gains, please call 1-800-243-1575. Unless you choose otherwise, the Selected Funds will automatically reinvest your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, or deposited directly into your bank account.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains from one Selected Fund reinvested in shares of another Selected Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Selected Funds Application Form or on IRS Form W-9 that your Taxpayer
Identification Number is correct and you are not subject to backup withholding.
If you are subject to backup withholding, or you did not certify your Taxpayer
Identification Number, the IRS requires the Selected Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.

HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all of your dividends and capital gains automatically invested in the same Fund or the same share Class of any other Selected Fund. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name and same Class of shares and have a minimum initial value of $1,000 for Class S shares or $10,000 for Class D shares. Shares are purchased at the chosen Fund's net asset value on the dividend payment date.
You can make changes to your selection or withdraw from the program at any time.
To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. If you wish to establish this program after your account has been opened, call for more information.

FEDERAL INCOME TAXES

TAXES ON DISTRIBUTIONS

Distributions you receive from a Fund may be subject to income tax and may also be subject to state or local taxes unless you are exempt from taxation.

                     PROSPECTUS o SELECTED FUNDS o PAGE 31

For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. A Fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

Selected Funds will send you a statement each year showing the tax status of your Fund distributions.

TAXES ON TRANSACTIONS

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares and the price you receive when you sell them. More information concerning federal taxes is available in the
Statement of Additional Information. We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Selected
Funds.

FEES AND EXPENSES OF THE FUNDS

Each Fund must pay operating fees and expenses.

MANAGEMENT FEE

The management fee covers the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses.
The difference in the fee structure between the Classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by Class. Different fees and expenses will affect performance.

12b-1 FEES

Selected Funds offer two Classes of shares. Class S shares have adopted Plans of
Distribution, or "12b-1 Plans," which provide revenue to help sell and distribute the shares. This revenue may be used to pay for the services of financial planners, mutual fund supermarkets, and other distribution activities.
Class S shares pay up to 0.25% of their average annual net assets for these services and activities. Class D shares do not pay 12b-1 fees, and thus have a lower expense ratio, which will result in higher investment returns over time.

                     PROSPECTUS o SELECTED FUNDS o PAGE 32

OTHER EXPENSES

Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit, and custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the Fund.

TOTAL FUND OPERATING EXPENSES

The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are deducted before the Fund's NAV is calculated and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that Class of shares. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.

FEES PAID TO DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Broker-dealers and other financial intermediaries ("Qualifying dealers") may charge Davis Distributors, LLC (the "Distributor") substantial fees for selling
Selected Funds' shares and providing continuing support to shareholders.
Qualifying dealers may charge: (i) transaction fees paid by purchasing shareholders; (ii) distribution and service fees from the Funds' 12b-1 distribution plans; (iii) record-keeping fees from the Funds for providing record-keeping services to investors who hold Selected Funds shares through dealer-controlled omnibus accounts; and (iv) other fees, described below, paid by the Distributor from its own resources.

Qualifying dealers may, as a condition to distributing shares of the Selected
Funds, request that the Distributor pay or reimburse the Qualifying dealer for:
(i) marketing support payments including business planning assistance, educating personnel about the Selected Funds, and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer; and (ii)
financial assistance charged to allow the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited financial professional and other employees, client and investor events and other dealer-sponsored events. These additional fees are sometimes referred to as
"revenue sharing" payments. A number of factors are considered in determining fees paid to Qualifying dealers, including the dealer's sales and assets, and the quality of the dealer's relationship with the Distributor. Fees are generally based on the value of shares of the Fund held by the dealer or financial institution for its customers or based on sales of Fund shares by the dealer or financial institution, or a combination thereof. Davis Advisors may use its profits from the advisory fee it receives from the Funds to pay some or all of these fees. Some dealers may also

                      PROSPECTUS o SELECTED FUNDS o PAGE 33

choose to pay additional compensation to their financial professionals who sell the Funds. Such payments may be associated with the status of a Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities. The foregoing arrangements may create an incentive for the brokers, dealers or other financial institutions, as well as their financial professionals, to sell the
Selected Funds rather than other funds.

In 2007, Davis Advisors and the Distributor were charged additional fees by the
Qualifying dealers listed below. Davis Advisors and the Distributor paid these fees from their own resources. These Qualifying dealers may provide the Selected
Funds enhanced sales and marketing support and financial advisers employed by the Qualifying dealers may recommend the Selected Funds rather than other funds.
Qualifying dealers may be added or deleted at any time.

Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Fidelity
Brokerage Services, LLC; Pershing,LLC; UBS Financial Services, Inc.; Citistreet
Associates; Marshall & IIsley Trust; Mercer HR Services LLC; Nationwide
Financial Services, Inc.; and Wells Fargo Bank, N.A.; Wachovia Securities, LLC.;
Citigroup Global Markets, Inc.

In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Selected Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ financial professionals who have sold or may sell significant amounts of shares of the Selected Funds during specified periods of time.

Although Selected Funds may use brokers who sell shares of the Funds to execute portfolio transactions, the Funds do not consider the sale of fund shares as a factor when selecting brokers to execute portfolio transactions.

Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of Fund shares.

DUE DILIGENCE MEETINGS. The Distributor routinely sponsors due diligence meetings for financial professionals during which they receive updates on various Selected Funds and are afforded the opportunity to speak with investment professionals. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Selected Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, financial professionals' expenses in attending these meetings may be covered by the Distributor.

                      PROSPECTUS o SELECTED FUNDS o PAGE 34

SEMINARS AND EDUCATIONAL MEETINGS. The Distributor may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Distributor's policies and procedures governing payments for such seminars. The Distributor may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the Funds for the employees of Qualifying dealers. In addition, the
Distributor may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the Fund is discussed.

RECORDKEEPING FEES. Certain Qualifying dealers have chosen to maintain omnibus accounts with Selected Funds. In an "omnibus account" the Fund maintains a single account in the name of the dealer and the dealer maintains all of its clients' individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Selected Funds and the administrator will then maintain all of the participant accounts. Davis
Advisors, on behalf of the Funds, enters into agreements whereby the Funds are charged by the dealer or administrator for such recordkeeping services.

Recordkeeping services typically include: (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic Selected
Funds reports, prospectuses and other communications to shareholders as required; (vi) transmitting shareholder transaction information; and (vii)
providing information in order to assist Selected Funds in their compliance with state securities laws. Each Selected Fund typically would be paying these shareholder servicing fees directly, were it not that the Qualifying dealer holds all customer accounts in a single omnibus account with each Selected Fund.

OTHER COMPENSATION. The Distributor may, from its own resources and not the
Funds, pay additional fees to the extent not prohibited by state or federal laws, the Securities and Exchange Commission (SEC) or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA).

                      PROSPECTUS o SELECTED FUNDS o PAGE 35

HOW TO
CHOOSE A SHARE CLASS
--------------------------------------------------------------------------------

Before you buy shares in any Selected Fund, you need to decide which Class of shares best suits your needs. Selected Funds offers two Classes of shares: S and
D. Each Class is essentially identical in legal rights and invests in the same portfolio of securities. The difference in the fee structures between the
Classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by Class.

CLASS S SHARES

Class S shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, or other financial intermediary.
Class S shares have adopted Plans of Distribution, or "12b-1 Plans," which provide revenue that may be used to pay for the services of financial planners, mutual fund supermarkets, and other distribution activities. Class S shares pay up to 0.25% of their average annual net assets for these services and activities. You must invest a minimum of $1,000 in a single Fund to open an account in Class S shares. You must invest at least $1,000 in each Fund to open
Class S shares accounts in more than one Selected Fund.

CLASS D SHARES

Class D shares may be appropriate if you intend to make your own investment decisions and will invest directly with Selected Funds. Class D shares do not pay 12b-1 fees, and thus have a lower expense ratio, which will result in higher investment returns over time. You must invest a minimum of $10,000 in a single
Fund to open an account in Class D shares. You must invest at least $10,000 in each Fund to open Class D shares accounts in more than one Selected Fund. Class
D shares may not be available for purchase through some financial intermediaries.

                      PROSPECTUS o SELECTED FUNDS o PAGE 36

CONVERTING FROM CLASS S TO CLASS D SHARES

If your Class S shares account is held directly with the Selected Funds'
distributor or with a financial intermediary that does not require 12b-1 fees to pay for its services, and if the current market value of your account in a single Fund is at least $10,000, you may elect to convert that account from
Class S to Class D shares at relative net asset value. Because the net asset value per share of the Class D shares may be higher or lower than that of the
Class S shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class D shares than the number of
Class S shares converted. A conversion from Class S to Class D shares of the same Fund is not a taxable transaction. You may convert from Class S to Class D shares by calling Investor Services at 1-800-243-1575 during our business hours
(9 a.m. to 6 p.m. Eastern time).

If the market value of your Class D shares account declines to less than $10,000 due to a redemption or exchange, we will convert your Class D shares into Class
S shares at relative net asset value. Although the dollar value will be the same, a shareholder may receive more or less Class S shares than the number of
Class D shares converted. See "Involuntary Redemption or Conversion" in this prospectus.

                      PROSPECTUS o SELECTED FUNDS o PAGE 37

HOW TO
OPEN AN ACCOUNT
--------------------------------------------------------------------------------

To open an account with Selected Funds you must initially invest at least $1,000 per fund for Class S shares or $10,000 per fund for Class D shares.

At the Distributor's discretion, the minimum may be waived for an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.

TWO WAYS YOU CAN OPEN AN ACCOUNT

o    BY MAIL. Complete and sign the Application Form and mail it to our service provider, State Street Bank and Trust. Include a check made payable to
     SELECTED FUNDS. All purchases by check should be in U.S. dollars. SELECTED
     FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS, STARTER CHECKS, TRAVELER'S CHECKS
     OR MONEY ORDERS.

o    BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from the Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

ANTI-MONEY LAUNDERING COMPLIANCE

Selected Funds and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the
Distributor may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information the Selected Funds may not be able to open your account. If at any time the
Funds believe an investor may be involved in suspicious activity, or if certain account information matches information on government lists of suspicious persons, the Fund and the Distributor may choose not to establish a new account or may be required to "freeze" a shareholder's account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the
Distributor to inform the shareholder that it has taken the actions described above.

                      PROSPECTUS o SELECTED FUNDS o PAGE 38

RETIREMENT PLAN ACCOUNTS

You can invest in Selected Funds using any of these types of retirement plan accounts:

o    IRAs
o    Roth IRAs
o    Coverdell Education Savings Accounts
o    Simple IRAs
o    Simplified Employee Pension (SEP) IRAs
o    403(b) Plans

State Street Bank and Trust acts as custodian for these retirement plans and charges each participant a $15 maintenance fee each year regardless of the number of plans established per Social Security Number. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. This maintenance fee is automatically deducted from each account unless you elect to pay the fee directly. There is also a $15 fee for closing retirement plan accounts. To open a retirement plan account, you must fill out a special application form. You can request this form by calling
Investor Services or by visiting the website.

                      PROSPECTUS o SELECTED FUNDS o PAGE 39

HOW TO
BUY, SELL AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Once you have established an account with Selected Funds, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Selected Funds shareholder, including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. A transaction will not be executed until all required documents have been received in a form meeting all legal requirements. Legal requirements vary depending upon the type of transaction and the type of account. Call Investor Services for instructions. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will describe the procedures and charges which will apply to the transaction.

RIGHT TO REJECT OR RESTRICT ANY PURCHASE OR EXCHANGE ORDER

Purchases and exchanges should be made for investment purposes only. Selected
Funds and the Distributor reserve the right to reject or restrict any purchase or exchange order for any reason. Selected Funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases or exchanges that are part of activity that Selected Funds or the Distributor have determined may involve actual or potential harm to a Fund may be rejected.

FOUR WAYS TO BUY, SELL AND EXCHANGE SHARES

o    BY TELEPHONE. Call 1-800-243-1575. You can speak directly with an Investor
     Service Professional during our business hours (9 a.m. to 6 p.m. Eastern time) or use our automated telephone system at any time, day or night.

o    BY ONLINE ACCOUNT ACCESS. You may initiate most account transactions through online account access on our website, (www.selectedfunds.com).
     Please note that certain account types may be restricted from online access.

o    BY MAIL. Send the request to our service provider, State Street Bank and
     Trust Company.

                      PROSPECTUS o SELECTED FUNDS o PAGE 40

          Regular mail:
          Selected Funds
          c/o State Street Bank and Trust Company
          P.O. Box 8243, Boston, MA 02266-8243

          Express shipping:
          Selected Funds
          c/o State Street Bank and Trust Company
          30 Dan Road, Canton, MA 02021-2809

o    BY DEALER. Contact a dealer who will execute the transaction through the
     Distributor. Please note that your dealer may charge service fees or commissions for these transactions.

The Selected Funds do not issue certificates for any class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Selected Funds by State Street Bank and Trust. Transactions in
the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain distributions, purchases through automatic investment plans and certain retirement plans, and automatic exchanges and withdrawals will be confirmed at least quarterly.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through the Distributor will be processed on the same day if the order is received before 4 p.m. Eastern time.
If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, it must:

o    Receive your order before 4 p.m. Eastern time; and
o    Promptly transmit the order to State Street Bank and Trust.

                      PROSPECTUS o SELECTED FUNDS o PAGE 41

BUYING MORE SHARES

You may buy more shares at any time, by mail, through a dealer, or by wire. The minimum purchase amount is $25 for Class S shares and $100 for Class D shares.

o    BY MAIL. When you purchase shares by mail, send a check made payable to
     SELECTED FUNDS for the amount of purchase to our service provider, State
     Street Bank and Trust. If you have the investment slip from your most recent statement, include it with the check. If you do not have an investment slip, include a letter with your check stating the name of the
     Fund, the class of shares you wish to buy, and your account number.

o    THROUGH A DEALER. When you buy shares through a dealer, you may be charged service fees or commissions for these transactions.

o    BY WIRE. You may wire federal funds directly to our service provider, State
     Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

          State Street Bank and Trust Company
          Boston, MA 02210
          Attn: Mutual Fund Services
          [NAME OF SELECTED FUND AND CLASS OF SHARES THAT YOU ARE BUYING]
          Shareholder Name
          Shareholder Account Number
          Federal Routing Number 011000028
          DDA Number 9905-325-8

MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investment in any Selected Fund is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a predetermined amount of money to be withdrawn from your bank account and invested in Fund shares. The minimum amount you can invest under the plan each month is $25 for
Class S shares or $100 for Class D shares. The account minimum ($1,000 for Class
S shares or $10,000 for Class D shares) must be met prior to establishing an automatic investment plan.

Purchases can be processed electronically on any day of the month if the institution that services your bank account is a member of the Automated
Clearing House (ACH) system. Each debit should be reflected on your next bank statement.

                      PROSPECTUS o SELECTED FUNDS o PAGE 42

To sign up for the Automatic Investment Plan, complete the appropriate section of the Application Form. If you wish to establish this plan after your account has been opened, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling Investor
Services.

SELLING SHARES

You may sell back all or part of your shares in any Selected Fund in which you invest (also known as redeeming your shares) on any business day at net asset value. You can sell the shares by telephone, by internet, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or the dollar amount you wish to redeem and send the request to our service provider, State Street
Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners'
signatures medallion-guaranteed (see "Medallion Signature Guarantee" below). The minimum redemption amount is $50, unless your account is less than $50; in which case you may redeem the entire account.

When you sell shares through a dealer, you may be charged service fees or commissions by the dealer for these transactions.

Redemption proceeds are usually paid to you by check within seven days after
State Street Bank and Trust receives your proper redemption request. You may redeem shares on any business day. Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashier's checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.

                      PROSPECTUS o SELECTED FUNDS o PAGE 43

CHECK WRITING PRIVILEGE FOR SELECTED DAILY GOVERNMENT FUND

You can request the ability to use your Selected Daily Government Fund (in either Class S or Class D shares) account as a checking account if you are not investing through a retirement plan or an IRA. Selected Daily Government Fund investors with check writing privileges can write checks:

o    For $250 or more for Class S shares or $1,000 or more for Class D shares.
     Checks written for less than $250 for Class S shares or less than $1,000 for Class D shares will be honored and a $25 service fee will be debited from the account;

o    So long as the account balance is at least $1,000 for Class S shares, or
     $10,000 for Class D shares, after the check has been paid. If a check is presented for payment which would bring the account balance to less than
     $1,000 for Class S shares, or $10,000 for Class D shares, a $25 service fee will be debited from the account and check writing privileges will be suspended; and

o    Subject to the rules prescribed by State Street Bank and Trust. The Funds and State Street Bank and Trust reserve the right to modify these rules at any time.

Writing a check is a way of selling shares and directing the proceeds to a third party. When a Selected Daily Government Fund check is presented to State Street
Bank and Trust for payment, the bank will redeem a sufficient number of shares in your account to cover the amount of the check. If you have had recent activity in your Selected Daily Government Fund account, funds may not be available to cover your checks. For example: (1) if you have redeemed or exchanged funds out of your Selected Daily Government Fund account, there may not be sufficient funds remaining to cover your check; (2) if you have recently purchased shares in your Selected Daily Government Fund account, the funds may still be within the fifteen-day uncollected status; or (3) if funds were exchanged into your Selected Daily Government Fund account from another Selected
Fund, those funds may still be within the fifteen-day uncollected status.

To qualify for CHECK WRITING PRIVILEGES, fill out the appropriate section in your Application Form.

If you write a check on your Selected Daily Government Fund account and you do not have sufficient shares in your account to cover the check, or if your check is presented for payment before your purchase check has cleared, the check will be returned and your account will be assessed an insufficient funds fee of $25.
You can find more information about check writing privileges in the Statement of
Additional Information. Selected Funds and State Street Bank and Trust reserve the right to modify or terminate the check writing service at any time.

                      PROSPECTUS o SELECTED FUNDS o PAGE 44

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o    You will always receive cash for sales that total less than $250,000 or one percent of a Fund's net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o    You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000.
     However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o    In the past, the Selected Funds issued certificates for Class S shares. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

o    The Securities and Exchange Commission may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

MEDALLION SIGNATURE GUARANTEE

To protect you and the Selected Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A medallion signature guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a
United States stock exchange participate in the medallion signature guarantee program. No other form of signature verification will be accepted.

                      PROSPECTUS o SELECTED FUNDS o PAGE 45

STOCK POWER

This is a letter of instruction signed by the owner of Fund shares that gives
State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.

INVOLUNTARY REDEMPTION OR CONVERSION

If your Class S shares account balance declines to less than $1,000 in any Fund as a result of a redemption, exchange, or transfer, or if your account does not meet the $1,000 minimum investment requirement for any other reason (except a decline in net asset value), we will redeem your remaining Class S shares in the
Fund at net asset value.

If your Class D shares account balance declines to less than $10,000 in any Fund as a result of a redemption or exchange, or if your account has not met the
$10,000 minimum investment requirement, we will convert your remaining Class D shares into Class S shares at relative net asset value.

MAKING SYSTEMATIC WITHDRAWALS

If your Class S shares account balance is more than $10,000, or your Class D shares account balance is more than $50,000, you can sell a predetermined dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional Fund shares at around the same time that you make a withdrawal, you may have to pay taxes.
When you participate in this plan, known as the SYSTEMATIC WITHDRAWAL PLAN, shares are sold so that you will receive payment by one of three methods:

o    You may receive a check at the address of record provided that this address has not changed for a period of at least 30 days.

o    You may also choose to receive funds by ACH to the banking institution of your choice. You must complete the appropriate section of the Application
     Form. If you wish to execute a Systematic Withdrawal Plan by ACH after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

o    You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the
     Application Form. If you wish to designate a third-party payee after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

                      PROSPECTUS o SELECTED FUNDS o PAGE 46

You may stop systematic withdrawals at any time without charge or penalty by calling Investor Services.

WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by
State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Proceeds of redemption by federal funds wire are usually credited to your bank account on the next business day after the sale.
Alternatively, redemption through ACH will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the Banking Instructions section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

EXCHANGING SHARES

The same Class of shares of different Selected Funds may be exchanged at relative net asset value. You can sell shares of any Selected Fund to buy shares in the same Class of any other Selected Fund. This is known as an exchange. You can only exchange shares from your account within the same Class and under the same registration. You can exchange shares by telephone, by internet, by mail or through a dealer. For Class S shares the initial exchange must be for at least
$1,000. For Class D shares the initial exchange must be for at least $10,000.
Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern time.

When you exchange shares by mail, you must send our service provider, State
Street Bank and Trust, a written request for the exchange. In the past, the
Selected Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to
State Street Bank and Trust, accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see "What You Need to Know Before You Sell Your Shares" in
this prospectus for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for each transaction.

For federal income tax purposes, exchanges between Selected Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

                      PROSPECTUS o SELECTED FUNDS o PAGE 47

MARKET TIMING

Selected Funds discourage short-term or excessive trading, often referred to as
"market timing," and intend to seek to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interests of a Fund and its long-term shareholders. Market timing strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs.

Selected Funds' Board of Directors has adopted policies and procedures with respect to the frequent purchases and redemption of fund shares. Currently, four round-trip exchanges between Selected Funds are allowed during any twelve month period. You may make an unlimited number of exchanges out of Selected Daily
Government Fund. Automatic exchanges are excluded from this provision. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations which are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by the Selected Funds, but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in the Selected Funds through those financial intermediaries. To the extent reasonably feasible, the Funds' market timing procedures apply to all shareholder accounts and neither Selected Funds nor Davis Advisors have entered into agreements to exempt any shareholder from application of either the
Selected Funds' or a financial intermediary's market-timing procedures, as applicable.

Selected Funds and Davis Advisors use several methods to reduce the risk of market timing. These methods include: (i) limiting annual exchange activity per fund account; and (ii) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Funds' market timing policy.

                      PROSPECTUS o SELECTED FUNDS o PAGE 48

If Selected Funds determine that your purchase or exchange patterns reflect a market timing strategy, Selected Funds reserve the right to take any action permitted under applicable rules and standards, including but not limited to:
(i) refusing to accept your orders to purchase Fund shares; and/or (ii)
restricting the availability of exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services.

Selected Funds receive purchase, exchange and redemption orders from many financial intermediaries, which maintain omnibus accounts with the Funds.
Omnibus account arrangements permit financial intermediaries to aggregate their clients' transaction and ownership positions. Selected Funds are limited in their ability to monitor the trading activity or enforce the Funds' market timing policy with respect to customers of financial intermediaries.
Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection. The ability of Selected Funds to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations.

MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $1,000 for
Class S shares or $10,000 for Class D shares. You must exchange at least $25 for
Class S shares and $100 for Class D shares to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program you may contact
Investor Services.

TELEPHONE TRANSACTIONS

A benefit of investing through Selected Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the
Application Form.

When you call Selected Funds you can perform a transaction in one of two ways:

o    Speak directly with an Investment Service Professional during business hours (9 a.m. to 6 p.m. Eastern time).

o    You can use the Selected Funds' automated telephone system, 24 hours a day, seven days a week.

                      PROSPECTUS o SELECTED FUNDS o PAGE 49

If you wish to sell shares by telephone and receive a check in the mail:

o    The maximum amount that can be issued is $100,000 and the minimum is $50.

o    The check can be issued only to the registered account owner(s).

o    The check must be sent to the address on file with the Distributor.

o    Your current address must be on file for at least 30 days.

When you buy, sell or exchange shares by telephone instruction, you agree that the Selected Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder registered representative or authorized trader whose name is on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions Selected Funds may not be able to accept all requests by telephone.

INTERNET TRANSACTIONS

You can use our website--www.selectedfunds.com--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online. You may also request confirmation statements and tax summary information to be mailed to the address on file. Please review our website for more complete information. If you do not wish to have this option activated for your account, please contact Investor Services.

To access your accounts, you will need the name of the Fund(s) in which you are invested, your account number and your Social Security Number. You must also establish a unique and confidential Personal Identification Number (PIN). This
PIN is required each time you access your Selected account online.

When you buy, sell or exchange shares over the Internet, you agree that the
Selected Funds are not liable for following instructions believed to be genuine
(that is, directed by the account holder registered representative or authorized trader on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.

                      PROSPECTUS o SELECTED FUNDS o PAGE 50

OTHER
INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

o    Selected American Shares and Selected Special Shares ordinarily distribute their dividends and capital gains, if any, in December.

o    Selected Daily Government Fund ordinarily distributes dividends monthly.
     Selected Daily Government Fund does not ordinarily distribute capital gains.

o    When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Selected Daily Government
     Fund's net asset value is not affected by dividend payments.

o    You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Selected Fund, or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

o    If a dividend or capital gain distribution is for an amount less than $50, the Fund will not issue a check. Instead, the dividend or capital gain distribution will be automatically reinvested in additional shares of the
     Fund.

o    If a dividend or capital gain distribution check remains uncashed for six months or is undeliverable by the United States Postal Service, we will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination; and future dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund.

                      PROSPECTUS o SELECTED FUNDS o PAGE 51

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of each of the
Funds in this prospectus for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the
Fund.

This information has been audited by KPMG LLP. KPMG LLP's report, along with each Fund's financial statements, is included in the Annual Report, which is available upon request.

                      PROSPECTUS o SELECTED FUNDS o PAGE 52

SELECTED FUNDS FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.
CLASS S

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                        YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------
                                                2007        2006       2005      2004      2003
                                             -------    --------    -------   -------   -------

Net Asset Value, Beginning of Period......   $ 46.06    $  40.24    $ 36.87   $ 33.17   $ 25.51
                                             -------    --------    -------   -------   -------
Income From Investment Operations:
   Net Investment Income..................      0.49(4)     0.30(4)    0.31      0.26      0.22
   Net Realized and Unrealized Gains......      1.72        5.81       3.34      3.71      7.65
                                             -------    --------    -------   -------   -------
      Total From Investment Operations....      2.21        6.11       3.65      3.97      7.87

Dividends and Distributions:
   Dividends from Net Investment Income...     (0.49)      (0.29)     (0.28)    (0.26)    (0.20)
   Return of Capital......................        --          --         --     (0.01)    (0.01)
                                             -------    --------    -------   -------   -------
      Total Dividends and Distributions...     (0.49)      (0.29)     (0.28)    (0.27)    (0.21)
                                             -------    --------    -------   -------   -------

Net Asset Value, End of Period............   $ 47.78    $  46.06    $ 40.24   $ 36.87   $ 33.17
                                             =======    ========    =======   =======   =======
Total Return(1)...........................      4.79%      15.19%      9.90%    11.97%    30.90%

Ratios/Supplemental Data:
   Net Assets, End of Period (000,000
      omitted)............................   $ 7,602    $  7,509    $ 7,978   $ 6,660   $ 5,978
   Ratio of Expenses to Average Net
   Assets:
      Gross...............................      0.90%       0.90%      0.90%     0.92%     0.94%
      Net(3)..............................      0.88%       0.90%      0.90%     0.92%     0.93%
   Ratio of Net Investment Income to
   Average Net Assets.....................      1.01%       0.72%      0.81%     0.76%     0.80%
   Portfolio Turnover Rate(2).............         8%          9%         4%        3%        8%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3.) The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

(4.) Per share calculations were based on average shares outstanding for the period.

                      PROSPECTUS o SELECTED FUNDS o PAGE 53

SELECTED FUNDS FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.
CLASS D

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                               MAY 3, 2004
                                                                                (INCEPTION
                                                                                 OF CLASS)
                                                                YEAR ENDED         THROUGH
                                                              DECEMBER 31,    DECEMBER 31,
                                              ----------------------------    ------------
                                                2007       2006       2005            2004
                                              ------    -------    -------    ------------

Net Asset Value, Beginning of Period.......   $46.07    $ 40.23    $ 36.86      $ 34.12
                                              ------    -------    -------      -------
Income From Investment Operations:
   Net Investment Income...................     0.63(4)    0.45(4)    0.41(4)      0.18
   Net Realized and Unrealized Gains.......     1.73       5.81       3.35         2.91
                                              ------    -------    -------      -------
      Total From Investment Operations.....     2.36       6.26       3.76         3.09

Dividends and Distributions:
   Dividends from Net Investment Income....    (0.64)     (0.42)     (0.39)       (0.34)
   Return of Capital.......................       --         --         --        (0.01)
                                              ------    -------    -------      -------
      Total Dividends and Distributions....    (0.64)     (0.42)     (0.39)       (0.35)
                                              ------    -------    -------      -------
Net Asset Value, End of Period.............   $47.79    $ 46.07    $ 40.23      $ 36.86
                                              ======    =======    =======      =======
Total Return(1)............................     5.11%     15.59%     10.19%        9.08%

Ratios/Supplemental Data:
   Net Assets, End of Period (000,000
      omitted).............................   $5,020    $ 4,407    $ 1,675      $   681
   Ratio of Expenses to Average Net Assets:
      Gross................................     0.57%      0.58%      0.61%        0.65%*
      Net(3)...............................     0.57%      0.58%      0.60%        0.65%*
   Ratio of Net Investment Income to
      Average Net Assets...................     1.32%      1.04%      1.11%        1.10%*
   Portfolio Turnover Rate(2)..............        8%         9%         4%           3%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

(2.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3.) The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

(4.) Per share calculations were based on average shares outstanding for the period.

*  Annualized.

                      PROSPECTUS o SELECTED FUNDS o PAGE 54

SELECTED FUNDS FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.
CLASS S

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                        YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------
                                               2007        2006       2005    2004     2003
                                             ------      ------     ------  ------   ------

Net Asset Value, Beginning of Period .....   $13.98      $12.47     $12.44  $11.70   $ 8.61
                                             ------      ------     ------  ------   -------
Income (Loss) From Investment Operations:
   Net Investment Income (Loss)...........       --(4,5)  (0.03)(4)   0.02    0.05    (0.04)
   Net Realized and Unrealized Gains
      (Losses)                                (0.17)       2.22       1.03    1.26     3.60
                                             ------      ------     ------  ------   -------
      Total From Investment Operations....    (0.17)       2.19       1.05    1.31     3.56

Dividends and Distributions:
   Dividends from Net Investment Income...    (0.01)      (0.11)     (0.13)  (0.04)      --
   Distributions from Realized Gains......    (1.50)      (0.57)     (0.89)  (0.53)   (0.47)
                                             ------      ------     ------  ------   -------
      Total Dividends and Distributions...    (1.51)      (0.68)     (1.02)  (0.57)   (0.47)
                                             ------      ------     ------  ------   -------
Net Asset Value, End of Period............   $12.30      $13.98     $12.47  $12.44   $ 11.70
                                             ======      ======     ======  ======   =======

Total Return(1)...........................    (1.27)%     17.74%      8.45%  11.34%   41.40%

Ratios/Supplemental Data:
   Net Assets, End of Period (000,000
      omitted)                               $   42      $   55     $   68  $   91   $   96
   Ratio of Expenses to Average Net
      Assets:
      Gross...............................     1.17%       1.16%      1.16%   1.17%    1.21%
      Net(3)..............................     1.17%       1.16%      1.12%   1.17%    1.21%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets........    (0.03)%     (0.20)%     0.11%   0.37%   (0.39)%
   Portfolio Turnover Rate(2).............       36%         41%        53%     30%      46%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3.) The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

(4.) Per share calculations were based on average shares outstanding for the period.

(5.) Less than $0.005 per share.

                      PROSPECTUS o SELECTED FUNDS o PAGE 55

SELECTED FUNDS FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.
CLASS D

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                            MAY 3, 2004
                                                                             (INCEPTION
                                                             YEAR ENDED       OF CLASS)
                                                           DECEMBER 31,         THROUGH
                                             --------------------------    DECEMBER 31,
                                               2007      2006      2005            2004
                                             ------    ------    ------    ------------

Net Asset Value, Beginning of Period......   $13.98    $12.46    $12.42       $11.97
                                             ------    ------    ------       ------
Income (Loss) from Investment Operations:
   Net Investment Income..................     0.05(4)   0.02(4)   0.05(4)      0.05
   Net Realized and Unrealized Gains
      (Losses)............................    (0.17)     2.23      1.04         1.00
                                             ------    ------    ------       ------
      Total From Investment Operations....    (0.12)     2.25      1.09         1.05

Dividends and Distributions:
   Dividends from Net Investment Income...    (0.06)    (0.16)    (0.16)       (0.07)
   Distributions from Realized Gains......    (1.50)    (0.57)    (0.89)       (0.53)
                                             ------    ------    ------       ------
      Total Dividends and Distributions...    (1.56)    (0.73)    (1.05)       (0.60)
                                             ------    ------    ------       ------
Net Asset Value, End of Period............   $12.30    $13.98   $ 12.46       $12.42
                                             ======    ======   =======       ======

Total Return(1)...........................    (0.89)%   18.19%     8.83%        8.91%

Ratios/Supplemental Data:
   Net Assets, End of Period (000,000
      omitted)............................   $   94    $   95   $    55       $   20
   Ratio of Expenses to Average Net
      Assets:
      Gross...............................     0.81%     0.83%     0.87%        0.91%*
      Net(3)..............................     0.81%     0.83%     0.86%        0.91%*
   Ratio of Net Investment Income to
      Average Net Assets...................    0.33%     0.13%     0.37%        0.86%*
   Portfolio Turnover Rate(2).............       36%       41%       53%          30%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

(2.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3.) The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

(4.) Per share calculations were based on average shares outstanding for the period.

*    Annualized.

                      PROSPECTUS o SELECTED FUNDS o PAGE 56

SELECTED FUNDS FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND
CLASS S

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                      YEAR ENDED DECEMBER 31,
                                         -------------------------------------------
                                            2007     2006     2005     2004     2003
                                         -------   ------   ------   ------   ------

Net Asset Value, Beginning of Period..   $ 1.000   $1.000   $1.000   $1.000   $1.000
                                         -------   ------   ------   ------   ------
Income From Investment Operations:
   Net Investment Income..............     0.044    0.043    0.025    0.007    0.005

Dividends and Distributions:
   Distributions from Net Investment
   Income.............................    (0.044)  (0.043)  (0.025)  (0.007)  (0.005)
                                         -------   ------   ------   ------   ------
Net Asset Value, End of Period........   $ 1.000   $1.000   $1.000   $1.000   $1.000
                                         =======   ======   ======   ======   ======
Total Return(1).......................      4.50%    4.33%    2.57%    0.73%    0.54%

Ratios/Supplemental Data:
   Net Assets, End of Period
      (000,000 omitted)                  $     5   $    6   $  100   $  107   $  113
   Ratio of Expenses to Average Net
   Assets:
      Gross...........................      0.97%    0.67%    0.68%    0.68%    0.67%
      Net(2)..........................      0.75%    0.67%    0.67%    0.68%    0.67%
      Ratio of Net Investment Income
      to Average Net Assets...........      4.41%    4.28%    2.54%    0.72%    0.54%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2.) The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

                      PROSPECTUS o SELECTED FUNDS o PAGE 57

SELECTED FUNDS FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND
CLASS D

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                             MAY 3, 2004
                                                       YEAR ENDED             (INCEPTION
                                                      DECEMBER 31,             OF CLASS)
                                                                                 THROUGH
                                              ---------------------------   DECEMBER 31,
                                                 2007      2006      2005           2004
                                              -------   -------   -------   ------------

Net Asset Value, Beginning of Period.......   $ 1.000   $ 1.000   $ 1.000     $ 1.000
                                              -------   -------   -------     -------
Income From Investment Operations:
   Net Investment Income...................     0.048     0.045     0.027       0.007

Dividends and Distributions:
   Dividends from Net Investment Income....    (0.048)   (0.045)   (0.027)     (0.007)
                                              -------   -------   -------     -------
Net Asset Value, End of Period.............   $ 1.000   $ 1.000   $ 1.000     $ 1.000
                                              =======   =======   =======     =======
Total Return(1)............................      4.85%     4.61%     2.75%       0.74%

Ratios/Supplemental Data:
   Net Assets, End of Period (000,000
      omitted).............................   $   110   $   104   $    11     $     5
   Ratio of Expenses to Average Net Assets:
      Gross................................      0.41%     0.40%     0.50%       0.44%*
      Net(2)...............................      0.41%     0.40%     0.50%       0.44%*
   Ratio of Net Investment Income to
      Average Net Assets...................      4.75%     4.55%     2.71%       1.21%*

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

(2.) The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

*    Annualized.

                      PROSPECTUS o SELECTED FUNDS o PAGE 58

HOUSEHOLDING

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the
Selected Funds in writing at 2949 E. Elvira Road, Suite 101, Tucson, Arizona
85706. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

PRIVACY NOTICE

While you may be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                      PROSPECTUS o SELECTED FUNDS o PAGE 59

OBTAINING
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Additional information about Selected Funds' investments is available in the
Selected Funds' ANNUAL AND SEMI-ANNUAL REPORTS to shareholders. In the Funds'
Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about Selected Funds and their management and operations.
The Statement of Additional Information and the Funds' Annual and Semi-Annual
Reports are available, without charge, upon request.

The Selected Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

HOW TO GET MORE INFORMATION (Including Annual Report, Semi-Annual Report and
Statement of Additional Information)

o    BY TELEPHONE. Call Selected Funds toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.

o    BY MAIL. Write to State Street Bank and Trust Company, c/o Selected Funds,
     P.O. Box 8243, Boston, MA 02266-8243.

o    ON THE INTERNET. www.selectedfunds.com.

o    FROM THE SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to
     **publicinfo@sec.gov**;. Reports and other information about the Funds are also available by visiting the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call
     1-202-942-8090.

[SELECTED FUNDS LOGO    The Funds' Investment Company Act File Numbers are:
      OMITTED]
                        Selected American Shares, Inc. 811-51

                        Selected Special Shares, Inc. 811-1533

                        Selected Daily Government Fund, a series of

                        Selected Capital Preservation Trust 811-5240

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2008

                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                         SELECTED DAILY GOVERNMENT FUND

                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706
                                 1-800-243-1575

SELECTED DAILY GOVERNMENT FUND IS A SERIES OF SELECTED CAPITAL PRESERVATION
TRUST.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ
IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2008. THIS STATEMENT OF
ADDITIONAL INFORMATION INCORPORATES THE PROSPECTUS BY REFERENCE. A COPY OF THE
FUNDS' PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING INVESTOR SERVICES AT
1-800-243-1575

THE FUNDS' MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE
SEPARATE DOCUMENTS THAT ARE AVAILABLE ON REQUEST AND WITHOUT CHARGE BY CALLING
INVESTOR SERVICES. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM APPEARING IN THE ANNUAL REPORT ARE
INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

               Selected Funds Statement of Additional Information

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----

              Selected Funds Statement of Additional Information 2

SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

This Statement of Additional Information supplements and should be read in conjunction with the prospectus of Selected American Shares, Selected Special
Shares, and Selected Daily Government Fund ("Selected Funds" or the "Funds").

                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                         INVESTMENT STRATEGIES AND RISKS

THE ADVISER AND SUB-ADVISER. The Funds are managed by Davis Selected Advisers,
L.P. (the "Adviser") and Davis Selected Advisers - NY, Inc. (the "Sub-Adviser").

PRINCIPAL INVESTMENT STRATEGIES AND ADDITIONAL INVESTMENT STRATEGIES. The
investment objectives, principal investment strategies and the main risks of each Fund are described in the Funds' prospectus. The Funds are not limited to just investing in the securities and using the principal investment strategies described in the prospectus. The Funds may invest in other securities and use additional investment strategies if, in the Adviser's professional judgment, the securities or investment strategies are appropriate. Factors which the Adviser considers include whether: purchasing such securities or using such strategies
(i) would be consistent with shareholders' reasonable expectations; (ii) may assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund's investment strategy; (iv) would cause the Fund to violate any of its investment restrictions; and (v) would materially change the Fund's risk profile as described in the Fund's prospectus and Statement of Additional Information, as amended from time to time. This section of the Statement of Additional
Information contains supplemental information about the Funds' principal investment strategies and also describes additional investment strategies that the Adviser may use to try to achieve the Funds' objectives. The composition of the Funds' portfolios and the strategies that the Adviser may use may vary depending on market conditions and available investment opportunities. The Funds are not required to use any of the investment strategies described below in pursuing their investment objectives. The Funds may use some of the investment strategies rarely or not at all. Whether a Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.

There is no assurance that the Funds will achieve their investment objectives.
An investment in the Funds may not be appropriate for all investors, and short-term investing is discouraged.

In the discussions that follow, "Fund" applies equally to Selected American
Shares, Selected Special Shares, and Selected Daily Government Fund unless the context indicates otherwise.

EQUITY SECURITIES. Equity securities represent ownership positions in companies.
These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

RIGHTS AND WARRANTS. Rights and warrants are forms of equity securities.
Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have shorter maturities and are distributed directly by issuers to their shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

INITIAL PUBLIC OFFERINGS ("IPOs"). An IPO is the initial public offering of securities of a particular company. IPOs can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. Many are companies that have only been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in an IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.

              Selected Funds Statement of Additional Information 3

SMALL- AND MID-CAPITALIZATION COMPANIES. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies.
Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the
Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case the Fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

FINANCIAL SERVICES SECTOR. The Adviser has developed a special expertise in financial services companies and the equity funds may, from time to time, invest a significant portion of their assets in the financial services sector, if the
Adviser believes that such investments are (a) consistent with the Fund's investment strategy; (b) may contribute to the Fund achieving its investment objectives, and (c) will not cause the Fund to violate any of its investment restrictions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses.
Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy, or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are all subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies.
Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

              Selected Funds Statement of Additional Information 4

Other Considerations. Regulations of the Securities and Exchange Commission
("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (although there are exceptions, a Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business), and (2) investments in insurance companies. A Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

REAL ESTATE SECURITIES, INCLUDING REITs. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Selected Funds do not invest directly in real estate. Real estate companies include real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs
invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 ("1940
Act"). Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the
Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

CONVERTIBLE SECURITIES. Convertible Securities are a form of equity security.
Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics.
Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the
Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

              Selected Funds Statement of Additional Information 5

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled "Bonds and Other Debt Securities" and "High-Yield,
High-Risk Debt Securities."

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock.
A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Fixed-income securities generally are considered to be interest rate sensitive.
The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

FOREIGN SECURITIES. Equity and fixed income securities are issued by both domestic and foreign companies. Sometimes a company may be classified as either
"domestic" or "foreign" depending upon which factors the Adviser considers most important for a given company. Factors which the Adviser considers in classifying a company as domestic or foreign include: (1) whether the company is organized under the laws of the United States or a foreign country; (2) whether the company's securities principally trade in securities markets outside of the
United States; (3) the source of the majority of the company's revenues or profits; and (4) the location of the majority of the company's assets. The
Adviser generally follows the country classification indicated by a third party service provider but may use a different country classification if the Adviser's analysis of the four factors indicates that a different country classification is more appropriate.

Foreign securities include, but are not limited to, equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American
Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities.

ADRs are receipts issued by American bank or trust companies evidencing ownership of underlying securities issued by foreign issuers, and GDRs are bank receipts issued in more than one country evidencing ownership of underlying securities issued by foreign issuers. ADRs and GDRs may be "sponsored" or
"unsponsored." In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the ADRs or GDRs.

To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid by the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the
Fund invests in foreign securities, its operating expenses are likely to be higher than that of an investment company investing exclusively in U.S.
securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.

              Selected Funds Statement of Additional Information 6

Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the economy of the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

PASSIVE FOREIGN INVESTMENT COMPANIES. Some securities of companies domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income, and are typically "growth"
or "start-up" companies. For federal tax purposes, a corporation is deemed a
PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes efforts to ensure compliance with federal tax reporting of these investments.

SPECIAL RISKS OF EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New
Zealand and Japan. Securities in emerging market countries may be more difficult to sell at acceptable prices and their prices may be more volatile than those of securities of companies in more developed markets. There may be little liquidity in the securities markets of emerging market countries, and settlements of trades in those countries may be subject to delays which means that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging market countries are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries also may be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges, as well as less developed legal and accounting systems.

BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that such investments are consistent with the Fund's investment strategies, may contribute to the achievement of the Fund's investment objective and will not violate any of the
Fund's investment restrictions. The U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity.
Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at discounts from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt
Securities."

              Selected Funds Statement of Additional Information 7

Bonds and other debt securities generally are interest rate sensitive. During periods of falling interest rates, the values of debt securities held by the
Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

SELECTED DAILY GOVERNMENT FUND AVERAGE MATURITY. Selected Daily Government Fund
limits the average maturity of its investment portfolio to 90 days or less. The
Adviser may adjust the average maturity of Selected Daily Government Fund's portfolio from time to time, depending on the Adviser's assessment of the relative yields available on securities of different maturities, and its assessment of future interest rate patterns and market risk. Thus, at various times, the average maturity of the portfolio may be relatively short (as short as one day), and at other times may be relatively long (up to 90 days). Selected
Daily Government Fund strives to maintain a constant net asset value per share of $1. There is no guarantee that the Fund will be successful.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. Government Securities: (1)
direct obligations of the U.S. Treasury; and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government, which include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association
("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan
Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government
National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the
U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing
Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are characterized as "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the
Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S.
government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a

              Selected Funds Statement of Additional Information 8

mortgage-backed pass-through security (such as a GNMA certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government Securities, such as GNMA certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium; the opposite is true for pass-through securities purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time.
Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. The real estate securities, convertible securities, bonds and other debt securities in which Selected American Shares and Selected Special Shares may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The
Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the Appendix titled
"Quality Ratings of Debt Securities."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

              Selected Funds Statement of Additional Information 9

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities, which may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities'
registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.

The market values of high-yield, high-risk debt securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic and industry conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, may result in reduced prices for such securities.
If the negative factors such as these adversely impact the market value of high-yield, high-risk securities and the Fund holds such securities, the Fund's net asset value will be adversely affected.

The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in decreased returns.
Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at discounts from their face amounts or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently with similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the
Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

             Selected Funds Statement of Additional Information 10

A description of each bond quality category is set forth in Appendix A. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.
There is no assurance that any rating will not change. The Fund may retain a security whose rating has changed or has become unrated.

CASH MANAGEMENT. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in registered investment companies which are regulated as money market funds or companies exempted from registration under Sections 3(c)(1) or 3(c)(7) of the
1940 Act that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to other investment companies are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act and the rules thereunder.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible loss of all or a part of the income during this period, and (c) expenses of enforcing its rights.

The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement.
The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral.
The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.

BORROWING. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund's assets and potentially exposing the Fund to leveraged losses.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.

Lending activities are strictly limited as described in the section titled
"Investment Restrictions." Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the
Fund.

             Selected Funds Statement of Additional Information 11

When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a)
negotiated loan fees, (b) interest on securities used as collateral, and/or (c)
interest on any short-term debt instruments purchased with such loan collateral.
Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the
Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

HEADLINE RISK. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

SHORT SALES. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the
Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an off-setting "long position" (an economically equivalent security which is owned) or establish a "Segregated Account" as described in this Statement of
Additional Information.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which results in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

The Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

The restricted securities that the Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the "1933
Act") but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A
Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is

             Selected Funds Statement of Additional Information 12

required in light of the policy limiting investments in such securities.
Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a
"delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.

When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund.
During the period between purchase and settlement, no payment is made by the
Fund to the issuer and no interest accrues to the Fund from the investment.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the
Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The
Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

SEGREGATED ACCOUNTS. A number of the Fund's investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a "senior security" as that term is defined in the 1940
Act, the Fund will either: (i) own an off-setting position in securities, options or futures positions; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund's books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with similar securities.

A segregated account is not required when the Fund holds securities, options, or futures positions whose value is expected to offset its obligations that would otherwise require a segregated account.

             Selected Funds Statement of Additional Information 13

DERIVATIVES. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. The Adviser and the
Fund have claimed exclusions from the definition of the term "commodity pool operator" under the Commodities Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodities Exchange
Act. Some derivative investments the Fund can use are the instruments described below.

Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:

o    sell futures contracts;
o    buy puts on such futures or on securities; or
o    write covered calls on securities or futures.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the
Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o    buy futures;
o    buy calls on such futures or on securities; or
o    sell puts on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser's discretion, as described below. The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund can buy and sell futures contracts that relate to: (1)
broad-based stock indices ("stock index futures"), (2) debt securities (these are referred to as "interest rate futures"), (3) other broad-based securities indices (these are referred to as "financial futures"), (4) foreign currencies
(these are referred to as "forward contracts"), or (5) commodities (these are referred to as "commodity futures").

A broad-based stock index is used as the basis for trading stock index futures.
They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an off-setting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party also could enter into an off-setting contract to close out the position.

No money is paid or received by the Fund on the purchase or sale of a future. On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is

             Selected Funds Statement of Additional Information 14

changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time before expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Put and Call Options. The Fund can buy and sell (and sell short) certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.

Writing Covered Call Options. The Fund can write (that is, sell) covered calls.
If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.

When the Fund writes a call on a security, it receives cash (a premium). The
Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. If the Fund owns the underlying security, the
Fund continues to bear the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options
Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities.
In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of

             Selected Funds Statement of Additional Information 15

this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

Writing Put Options. The Fund can write/sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. The price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The
Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being exercised. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the
Fund, are taxable as ordinary income.

Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts regardless of whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the
Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the

              Selected Funds Statement of Additional Information 16

underlying investment at the exercise price to a seller of a corresponding put.
If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Forward Contracts. Forward contracts are foreign currency exchange contracts.
They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S.
dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders
(usually large commercial banks) and their customers.

The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock in" the U.S.
dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a "transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.

The Fund also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S.
dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward

              Selected Funds Statement of Additional Information 17

contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative, the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an off-setting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and off-setting contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative

              Selected Funds Statement of Additional Information 18

currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Debt Exchangeable for Common Stock of an Issuer or "Equity-Linked Debt
Securities" of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser expected.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (such as cash or U.S.
government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily as needed.

Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future; the payments made by the Fund under a swap agreement will be greater than the payments it received.
Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination generally is referred to as "aggregation."

Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts
(forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized; that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in

              Selected Funds Statement of Additional Information 19

poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the
Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract; for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to
"lock in" the U.S. dollar price of the security ("transaction hedge").
Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount
("cross hedge"). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S.
dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.
Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid.
Generally, the Fund would utilize options traded on exchanges where the options are standardized.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that:
(i) an option purchased by the Fund would have to be

              Selected Funds Statement of Additional Information 20

exercised in order for the Fund to realize any profit; and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise.
Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related portfolio securities, thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience a loss if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broad-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets.
Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of

              Selected Funds Statement of Additional Information 21

view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities
(long hedging) by buying futures and/or calls on such futures, broad-based indices or on securities. It is possible that when the Fund does so, the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the
Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert.
Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts"
under the Internal Revenue Code. In general, gains or losses relating to Section
1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the off-setting positions making up the straddle. A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the off-setting positions making up the straddle or the off-setting position is disposed of.

              Selected Funds Statement of Additional Information 22

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal
Revenue Code for that trade, which may increase or decrease the amount of the
Fund's investment income available for distribution to its shareholders.

                             PORTFOLIO TRANSACTIONS

The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Funds' Board of Directors. Following is a summary of the Adviser's trading policies which are described in Part II of its Form ADV.
The Adviser is a discretionary investment adviser. Accordingly, the Adviser determines the securities and quantities to be bought and sold for each client's account.

BEST EXECUTION. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. Best execution can only be verified after the fact. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. The Adviser may place orders for portfolio transactions with broker-dealers who have sold shares of funds which the Adviser serves as adviser or sub-adviser. However, when the
Adviser places orders for portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds which the
Adviser serves as adviser or sub-adviser. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.

CROSS TRADES. When the Adviser deems it to be advantageous, the Fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when the Fund must purchase securities due to holding excess cash and, at the same time, a different client of the Adviser must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to the Fund and the other client, and the
Adviser has adopted written procedures to ensure fairness to both parties.

INVESTMENT ALLOCATIONS. The Adviser considers many factors when allocating securities among its clients, including the Fund, including but not limited to the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser employs several investment professionals, each of whom performs independent research and develops different levels of conviction concerning potential investments.
Clients managed by the investment professional performing the research may receive priority allocations of limited investment opportunities that are in short supply, including initial public offerings ("IPOs").

Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions.
For example, (i) large cap equity clients are unlikely to participate in initial public offerings of small-capitalization companies, (ii) the Adviser is likely to allocate short-term trading opportunities to clients pursuing active trading strategies rather

              Selected Funds Statement of Additional Information 23

than clients pursuing long-term buy-and-hold strategies, and (iii) private accounts generally do not participate in purchases of foreign securities.

The Adviser attempts to allocate limited investment opportunities, including
IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.

The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example, (i) the Adviser receives different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds, Selected
Funds, and Clipper Fund), but do not invest their own capital in every client's account. The majority of the Adviser's clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account, (ii) the fact that the
Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies, (iii) price and timing differences when buying or selling securities, and (iv) the clients' own different investment restrictions.
The Adviser's trading policies are designed to minimize possible conflicts of interest in trading for its clients.

LIMITATIONS ON AGGREGATE INVESTMENTS IN A SINGLE COMPANY. Federal and state laws, as well as company documents (sometimes referred to as "poison pills") may limit the percentage of a company's outstanding shares which may be purchased or owned by the Adviser's clients. This is especially true in heavily regulated industries such as insurance, banking, and real estate investment trusts. Unless it can obtain an exception, the Adviser will not make additional purchases of a common, voting stock of these companies for its clients if, as a result of such purchase, shares in excess of the applicable investment limitation (for example,
9.9% of outstanding voting shares) would be held by its clients in the aggregate.

ORDER PRIORITY. The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. The Adviser's trading desk attempts to coordinate the timing of orders to prevent the Adviser from
"bidding against itself" on such orders.

PATTERN ACCOUNTS. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing the Adviser's large cap value strategy may be patterned after Davis New York Venture Fund. A client patterned after Davis New York Venture Fund will usually have all of its trading
(other than trading reflecting cash flows due to client deposits or withdrawals)
aggregated with Davis New York Venture Fund. In unusual circumstances, the
Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.

Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible investment professional) requests such delay due to market conditions in the security to be purchased or sold; and
(iii) the execution of orders which are to be bunched or aggregated.

              Selected Funds Statement of Additional Information 24

AGGREGATED TRADES. Generally, the Adviser's equity portfolio managers communicate investment decisions to a centralized equity trading desk, while fixed income portfolio managers normally place their transactions themselves.
The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser's clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser's other client trades.

In general, all of the Adviser's clients (excluding clients who are directing brokerage and managed money/wrap accounts) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order or series of orders. When an aggregated order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.

In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.

In accordance with the various managed account/wrap programs in which the
Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser's reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor's participating clients on a random basis that is anticipated to be equitable over time.

TRADING ERROR CORRECTION. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seeks to place a client's account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client's account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, the Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.

RESEARCH PAID FOR WITH COMMISSIONS, "SOFT DOLLARS." The Adviser does not use client commissions, or "soft dollars", to pay for (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic that are available to the general public; and (iii)
third-party research services. If the Adviser determines to purchase such services, it pays for them using its own resources.

The Adviser's investment professionals may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm which provides:
(i) important information concerning a company; (ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services.

The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.

              Selected Funds Statement of Additional Information 25

EXCEPTIONS. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.

PORTFOLIO TURNOVER. Because the equity Funds' portfolios are managed using the
Davis Investment Discipline, portfolio turnover is expected to be low. The Funds anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions.

When the Adviser deems it to be appropriate, a Fund may engage in active and frequent trading to achieve its investment objectives. Active trading may include participation in initial public offerings. Active trading may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from a Fund's performance.

Portfolio Commissions

The Funds paid the following brokerage commissions:

                                  2007          2006          2005
                               ----------   ------------   ----------
SELECTED AMERICAN SHARES

Brokerage Commissions Paid     $1,964,158    $2,016,516    $2,028,726

Amount Paid to Brokers
Providing Portfolio Research      None          None          None

Amount Paid to Brokers
Providing
Services to the Funds             None      Less than 1%      None

                                  2007          2006          2005
                               ----------   ------------   ----------
SELECTED SPECIAL SHARES

Brokerage Commissions Paid     $101,388      $102,355      $159,896

Amount Paid to Brokers            None          None          None
Providing Portfolio Research

Amount Paid to Brokers
Providing Services to the
Funds                              1%            1%            7%

Selected Daily Government Fund did not pay any commissions in the preceding three years.

              Selected Funds Statement of Additional Information 26

Investments in Certain Broker-Dealers. As of December 31, 2007, the Funds owned the following securities (excluding repurchase agreements) issued by any of its regular brokers and dealers. The Funds' regular brokers and dealers are the ten brokers or dealers receiving the greatest amount of commissions from the Funds'
portfolio transactions during the most recent fiscal year, the ten brokers or dealers engaging in the largest amount of principal transactions during the most recent fiscal year, and the ten brokers or dealers that sold the largest amount of fund shares during the most recent fiscal year. The most recent fiscal year ended December 31, 2007:

FUND                         $ VALUE
------------------------   ------------
SELECTED AMERICAN SHARES

Citigroup Inc.             $107,240,764
JP Morgan Chase & Co.      $436,968,801
Merrill Lynch & Co.        $166,734,052
Morgan Stanley             $ 55,227,177

SELECTED SPECIAL SHARES    NONE

                             INVESTMENT RESTRICTIONS

The Funds follow investment strategies developed in accordance with the investment objective, policies and restrictions described in their prospectus and this Statement of Additional Information.

The Funds have adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Funds' practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Funds' practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of: (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented; or
(ii) more than 50% of the eligible votes.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.

(1)  DIVERSIFICATION. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940
     Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.")
government or its agencies or instrumentalities.

(2)  CONCENTRATION. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policies (for Selected American Shares and
Selected Special Shares). The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities). The Fund generally uses Global
Industry Classification Standard ("GICS") as

              Selected Funds Statement of Additional Information 27

developed by Morgan Stanley Capital International and Standard & Poors
Corporation to determine industry classification. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). For purposes of measuring concentration, the Fund generally classifies companies at the "industry group" or "industry" level. However, further analysis may lead the Adviser to classify companies at the sub-industry level. The Adviser will only measure concentration at the sub-industry level when it believes that the various sub-industries in question can reasonably be expected to be impacted differently to a material extent by future economic events. For example, in the "Insurance" industry, the Adviser believes that the sub-industries (insurance brokers, life & health insurance, multi-line insurance, property & casualty insurance, and reinsurance) can reasonably be expected to be impacted differently to a material extent by future economic events such as natural disasters, global politics, inflation, unemployment, technology, etc. In addition, the Adviser may reclassify a company in to an entirely different sector if it believes that the GICS classification on a specific company does not accurately describe the company.

(3)  ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. See the non-fundamental restriction further limiting short selling below. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4)  BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law; including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks provided that, immediately thereafter the Fund has 300% asset coverage for all borrowings. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5)  UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6)  INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real
Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional
Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.

(7)  MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law; including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund's custodian, and similar actions are not deemed to be the making of a loan.

              Selected Funds Statement of Additional Information 28

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the
Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

(8)  INVESTMENT OBJECTIVES. Selected American Shares investment objective is to achieve both capital growth and income. Selected Special Shares' investment objective is capital growth. Selected Daily Government Fund's investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing restrictions, the Funds each have adopted the following non-fundamental policies that may be changed without shareholder approval:

1.   Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities. Selected Daily Government Fund may not purchase illiquid securities if more than 10% of the value of the Fund's net assets would be invested in such securities.

2.   High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the
     Fund's net assets to be invested in such lower-rated securities.

3.   Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets. For additional information concerning option strategies and their risks, see the section entitled "Derivatives."

4.   Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets. For additional information concerning futures contracts and their risks, see the section entitled "Derivatives."

5.   Borrowing. The Fund will not borrow in excess of 35% of net assets. The
     Board of Directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

6.   Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short.
     This limitation does not apply to selling short against the box.

7.   Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

8.   Name Policy (Selected American Shares and Selected Daily Government Fund).
     Under normal circumstances Selected American Shares will invest at least
     80% of net assets plus any borrowing for investment purposes in securities issued by American companies (including both North and South America).
     Selected American Shares will comply with the Name Policy as of the time an investment is made. If at some point the Fund no longer meets the 80% test
     (e.g. due to market value changes), it would

              Selected Funds Statement of Additional Information 29

     not be required to sell assets, although any future investments would need to be made in a manner that tends to bring the Fund back into compliance.
     In addition, because the 80% test applies under "normal circumstances," the
     Fund could depart from the 80% requirement to take temporary defensive positions or due to other unusual evens (e.g. large in-flows or redemptions).

Under normal circumstances Selected Daily Government Fund invests exclusively in
U.S. Government Securities and repurchase agreements collateralized by U.S.
Government Securities. The Fund also owns other assets that are not investments, such as cash and receivables.

Selected American Shares and Selected Daily Government Fund will provide the
Fund's shareholders with at least 60 days' prior notice before changing their
Name Policy such that they would invest, under normal circumstances less than
80% of their net assets plus any borrowing for investment purposes in American companies or U.S. Government Securities and repurchase agreements collateralized with U.S. Government Securities, respectively.

SECTION II: KEY PERSONS

This Statement of Additional Information should be read in conjunction with the prospectus. This Statement of Additional Information supplements the information available in the prospectus.

                            ORGANIZATION OF THE FUNDS

THE FUNDS. Each Selected Fund is an open-end, diversified management investment company registered under the 1940 Act. Selected American Shares, Inc., organized in 1933, and Selected Special Shares, Inc., organized in 1939, are Maryland corporations, which issue common stock. Selected Daily Government Fund is a series of Selected Capital Preservation Trust. The Trust was organized as a business trust under the laws of Ohio in 1987 and issues shares of beneficial interest. Each of these legal entities are series investment companies, which may issue multiple series, each of which would represent an interest in its separate portfolio. The Board of Directors may increase the number of Selected
Funds in the future and may, at any time, discontinue offering shares of any
Fund to the public.

FUND SHARES. Each Fund may issue shares in different classes. The Fund's shares currently are divided into two classes of shares: S and D. The Board of
Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscriptions rights and are freely transferable. Each of the Funds' shares represent an interest in the assets of the series issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (ii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iii) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Due to the differing expenses of the classes, dividends are likely to be lower for Class S shares than for Class
D shares.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.
Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule
18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with applicable law (Maryland law for Selected American Shares and
Selected Special Shares, Ohio law for Selected Capital Preservation Trust) and
the Funds' bylaws, the Funds do not hold regular annual shareholder meetings.
Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called for Selected American Shares

              Selected Funds Statement of Additional Information 30

or Selected Special Shares on the written request of shareholders of at least
25% of the outstanding vote that could be cast at the meeting. Special shareholder meetings may be called for Selected Capital Preservation Trust on the written request of shareholders of at least 10% of the outstanding vote that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meeting, in accordance with State law and SEC rules and regulations then in effect.

                             DIRECTORS AND OFFICERS

Each of the directors and officers holds identical offices with each of the
Selected Funds (three registrants, a total of three separate series): Selected
American Shares, Inc., Selected Special Shares, Inc., and Selected Capital
Preservation Trust (offering Selected Daily Government Fund). As indicated
below, certain directors and officers also may hold similar positions with Davis
New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account
Fund, Inc. (collectively the "Davis Funds"), and Clipper Fund, Inc., mutual funds that are managed by the Adviser.

The Board of Directors supervises the business and management of the Selected
Funds. The Board approves all significant agreements between the Selected Funds and those companies that furnish services to the Selected Funds. Information about the Directors, including their business addresses, ages, principal occupations during the past five years, and other current Directorships of publicly traded companies or funds, are set forth in the table below.

                                    DIRECTORS

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101,
Tucson, Arizona 85706.

                                                                                         NO. OF
                                         TERM OF                                         PORTFOLIOS IN
                           POSITION(S)   OFFICE AND                                      FUND COMPLEX
NAME                       HELD WITH     LENGTH OF     PRINCIPAL OCCUPATION(S)           OVERSEEN BY
(birthdate)                FUND          TIME SERVED   DURING PAST FIVE YEARS            DIRECTOR
------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
------------------------------------------------------------------------------------------------------

WILLIAM P. BARR            Director      Director      Executive Vice President and            3
(5/23/50)                                since 1994    General Counsel, Verizon
                                                       (formerly GTE Corporation
                                                       before it merged with
                                                       Bell Atlantic)
                                                       since July 1994.

OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES CURRENTLY SERVING: Director, Holcim
(U.S.) Inc. (supplier of Portland and blended cements).
------------------------------------------------------------------------------------------------------

FRANCISCO L. BORGES        Director      Director      Chairman and Managing Partner,          3
(11/17/51)                               since 2006    Landmark Partners, Inc. since
                                                       March 1999; former Managing
                                                       Director, Financial Guaranty
                                                       Insurance Company; former
                                                       Treasurer, State of
                                                       Connecticut.

OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES CURRENTLY SERVING: Director, Hartford
Foundation for Public Giving; Director, University of Connecticut Foundation,
Inc.
------------------------------------------------------------------------------------------------------

              Selected Funds Statement of Additional Information 31

                                                                                         NO. OF
                                         TERM OF                                         PORTFOLIOS IN
                           POSITION(S)   OFFICE AND                                      FUND COMPLEX
NAME                       HELD WITH     LENGTH OF     PRINCIPAL OCCUPATION(S)           OVERSEEN BY
(birthdate)                FUND          TIME SERVED   DURING PAST FIVE YEARS            DIRECTOR
------------------------------------------------------------------------------------------------------

JEROME E. HASS             Director      Director      Professor of Finance and                3
(6/1/40)                                 since 1997    Business Strategy, Johnson
                                                       Graduate School of
                                                       Management, Cornell
                                                       University; Consultant,
                                                       National Economic
                                                       Research Associates;
                                                       Chief Financial Officer
                                                       and Co-Owner of
                                                       B&H Enterprises of
                                                       Ithaca (hardware
                                                       store).

OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES CURRENTLY SERVING: None
------------------------------------------------------------------------------------------------------

KATHERINE L. MACWILLIAMS   Director      Director      Chief Financial Officer,                3
(1/19/56)                                since 1997    Gambro BCT, Inc. (a medical
                                                       device company), Former Chief
                                                       Financial Officer, Coors
                                                       Brewers Limited, a division of
                                                       Molson Coors Brewing Company.
OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES CURRENTLY SERVING: None
------------------------------------------------------------------------------------------------------

JAMES J. MCMONAGLE         Director/     Director      Chairman of the Selected Funds          3
(10/1/44)                  Chairman      since 1990    Board of Directors since 1997;
                                                       of Counsel to Vorys, Sater,
                                                       Seymour and Pease LLP
                                                       (law firm) since 2002.

OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES CURRENTLY SERVING: Director of Owens
Corning (producer of residential and commercial building materials).
------------------------------------------------------------------------------------------------------

RICHARD O'BRIEN            Director      Director      Retired Corporate Economist for         3
(9/12/45)                                since 1996    Hewlett-Packard Company.

OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES CURRENTLY SERVING: None
------------------------------------------------------------------------------------------------------

MARSHA WILLIAMS            Director      Director      Senior Vice President and              16
(3/28/51)                                since 1996    Chief Financial Officer of
                                                       Orbitz Worldwide,
                                                       Inc. (travel service
                                                       provider); and former
                                                       Executive Vice President and
                                                       Chief Financial Officer of
                                                       Equity Office Properties
                                                       Trust (a real estate
                                                       investment trust) from 2002
                                                       through 2007.

              Selected Funds Statement of Additional Information 32

                                                                                         NO. OF
                                         TERM OF                                         PORTFOLIOS IN
                           POSITION(S)   OFFICE AND                                      FUND COMPLEX
NAME                       HELD WITH     LENGTH OF     PRINCIPAL OCCUPATION(S)           OVERSEEN BY
(birthdate)                FUND          TIME SERVED   DURING PAST FIVE YEARS            DIRECTOR
------------------------------------------------------------------------------------------------------

OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES CURRENTLY SERVING: Director of the
Davis Funds (consisting of 13 portfolios) since 1996; Director, Modine
Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron
Company, N.V (industrial construction and engineering).
------------------------------------------------------------------------------------------------------

INSIDE DIRECTORS:*
------------------------------------------------------------------------------------------------------

ANDREW A. DAVIS            Director      Director      President or Vice President            16
(6/25/63)                                since 1998    of each Selected Fund and
                                                       Davis Fund; President, Davis
                                                       Selected Advisers, L.P., and
                                                       also serves as an executive
                                                       officer in certain companies
                                                       affiliated with the Adviser.

OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES CURRENTLY SERVED: Director of the Davis
Funds (consisting of 13 portfolios).
------------------------------------------------------------------------------------------------------

CHRISTOPHER C. DAVIS       Director      Director      President or Vice President            16
(7/13/65)                                since 1998    of each Selected Fund, Davis
                                                       Fund and Clipper Fund;
                                                       Chairman, Davis Selected
                                                       Advisers, L.P., and also
                                                       serves as an executive
                                                       officer in certain companies
                                                       affiliated with the Adviser,
                                                       including sole member of the
                                                       Adviser's general partner,
                                                       Davis Investments, LLC;
                                                       Employee of Shelby
                                                       Cullom Davis &
                                                       Co., a registered
                                                       broker/dealer.

OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES CURRENTLY SERVED: Director of the Davis
Funds (consisting of 13 portfolios); Director, Washington Post Co. (Newspaper
Publisher).
------------------------------------------------------------------------------------------------------

*    Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940.
     Andrew A. Davis and Christopher C. Davis are brothers.

                       INDEPENDENT DIRECTORS' COMPENSATION

During the fiscal year ended December 31, 2007, the compensation paid to the
Directors who are not considered to be interested persons of the Funds is listed in the table below. Inside Directors are not compensated by the Funds.

              Selected Funds Statement of Additional Information 33

                                               SELECTED
                        SELECTED   SELECTED      DAILY        AGGREGATE
                        AMERICAN    SPECIAL   GOVERNMENT    SELECTED FUND     TOTAL COMPLEX
NAME                     SHARES     SHARES       FUND      COMPENSATION(1)   COMPENSATION(2)
--------------------------------------------------------------------------------------------

William Barr            $ 56,273    $  702      $  513         $ 57,488         $ 57,488
Francisco Borges        $ 58,738    $  729      $  533         $ 60,000         $ 60,000
Jerome Hass             $ 61,675    $  765      $  560         $ 63,000         $ 63,000
Katherine MacWilliams   $ 70,486    $  875      $  639         $ 72,000         $ 72,000
James McMonagle         $117,476    $1,458      $1,066         $120,000         $120,000
Richard O'Brien         $ 61,675    $  765      $  560         $ 63,000         $ 63,000
Marsha Williams         $ 56,280    $  698      $  510         $ 57,488         $161,088
============================================================================================

(1.) "Aggregate Fund compensation" is the aggregate compensation paid for service as a director by each of the Selected Funds, i.e., Selected
     American Shares, Selected Special Shares, and Selected Daily Government
     Fund.

(2.) "Total complex compensation" is the aggregate compensation paid for service as a director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

                                    OFFICERS

All Selected Funds officers (including some Inside Directors) hold positions as executive officers with the Adviser and its affiliates, including Davis Selected
Advisers, L.P. (the Adviser), Davis Selected Advisers - NY, Inc. (a
sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis
Investments, LLC (the sole general partner of the Adviser), and other affiliated companies. The Selected Funds do not pay salaries to any of their officers. Each of the Selected Funds' officers serves for one year and until his or her successor is elected.

CHRISTOPHER C. DAVIS (BORN 7/13/65, SELECTED FUNDS OFFICER SINCE 1998). See
description in the section on Inside Directors.

ANDREW A. DAVIS (BORN 6/25/63, SELECTED FUNDS OFFICER SINCE 1998). See
description in the section on Inside Directors.

KENNETH C. EICH (BORN 8/14/53, SELECTED FUNDS OFFICER SINCE 1997). Executive
Vice President and Principal Executive Officer of each of the Davis Funds
(consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer,
Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser. Mr. Eich serves on the board of governors of the Investment Company Institute and on the board of directors of
ICI Mutual.

DOUGLAS A. HAINES, CPA, (BORN 3/4/71, SELECTED FUNDS OFFICER SINCE 2004). Vice
President, Treasurer, Chief Financial Officer, Principal Financial Officer, and
Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund,
Inc. (consisting of one portfolio); Vice president and Director of Fund
Accounting, Davis Selected Advisers, L.P.

SHARRA L. HAYNES (BORN 9/25/66, SELECTED FUNDS OFFICER SINCE 1997). Vice
President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund,
Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer,
Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

              Selected Funds Statement of Additional Information 34

THOMAS D. TAYS, CPA, CFA, (BORN 3/7/57, SELECTED FUNDS OFFICER SINCE 1997). Vice
President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund,
Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and
Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

ARTHUR DON (BORN 9/24/53, SELECTED FUNDS OFFICER SINCE 1991). Assistant
Secretary (for clerical purposes only) of each of the Davis Funds and Selected
Funds; Partner, Seyfarth Shaw LLP (a law firm); counsel to the Independent
Directors and the Selected Funds.

                  STANDING COMMITTEES OF THE BOARD OF DIRECTORS

EXECUTIVE COMMITTEE. The Selected Funds have an Executive Committee, which is comprised entirely of Independent Directors (James McMonagle, Chair, William
Barr, and Marsha Williams). The Executive Committee may exercise all of the authority of the Board of Directors in management of the Selected Funds, subject to limitations imposed by the 1940 Act. The Executive Committee meets as often as deemed appropriate by the Executive Committee. The Executive Committee did
not meet during calendar year 2007.

AUDIT COMMITTEE. The Selected Funds have an Audit Committee, which is comprised entirely of Independent Directors (Katherine MacWilliams, Chairperson; William
Barr, Jerome Hass, Richard O'Brien, and James McMonagle). The Fiduciary and
Audit Committee reviews financial statements and other audit-related matters for the Selected Funds. The Fiduciary and Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the Auditor's independence. The Fiduciary and Audit Committee meets as often as deemed appropriate by the Committee. The Fiduciary and Audit Committee
met four times during calendar year 2007.

The Board of Directors has determined that Katherine MacWilliams is an independent Audit Committee Financial Expert pursuant to Section 407 of the
Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the Investment
Company Act of 1940. In their deliberations, the Board of Directors considered
Ms. MacWilliams' (1) professional experience (ii) independence as defined in
Item 3 of Form N-CSR, and (iii) integrity and absence of disciplinary history.

NOMINATING & GOVERNANCE COMMITTEE. The Selected Funds have a Nominating &
Governance Committee, which is comprised entirely of Independent Directors
(William Barr, Chair; Katherine MacWilliams, and James McMonagle), which meets as often as deemed appropriate by the Nominating & Governance Committee. The
Funds do not elect directors annually. Each Director serves until retirement, resignation, death or removal. Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 75. The Nominating & Governance
Committee did not meet during calendar year 2007.

The Nominating & Governance Committee reviews and nominates persons to serve as members of the Board of Directors, reviews and makes recommendations concerning the compensation of the Independent Directors. The Nominating & Governance
Committee does not have a charter. When the Board of Directors is seeking a candidate to become a Director, qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents, which the Nominating & Governance
Committee seeks in a candidate depends upon the board of directors' needs at the time a vacancy occurs. When the Board of Directors is seeking a candidate to become a Director, it considers qualified candidates received from a variety of sources, including the having authority to retain third parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the
Secretary of the Selected Funds, 2949 East Elvira, Suite 101, Tucson, Arizona
85706. The Nominating & Governance Committee oversees corporate governance functions, including: (1) review compliance with fund governance standards and other government-related rules under the 1940 Act, (2) review the committee structure and make recommendations on changes in committees and committee powers, (3) generally review "best practices" for fund governance and adherence by the Funds with such practices.

              Selected Funds Statement of Additional Information 35

INVESTMENT COMMITTEE. The Selected Funds have an Investment Committee (Richard
O'Brien, Independent Chair, Andrew Davis (inside director), Christopher Davis
(inside director), Jerome Hass (Independent Director), and James McMonagle
(independent Director)). The Investment Committee reviews the Selected Fund's investment performance, and investment strategies, both on an absolute basis and relative to each Fund's peer group. The Investment Committee meets as often as deemed appropriate by the Committee. The Investment Committee met four times during calendar year 2007.

PRICING COMMITTEE. The Selected Funds have a Pricing Committee (Marsha Williams
(Independent Chair), James McMonagle (independent Director) Kenneth Eich (an officer of the Funds), and Douglas Haines (an officer of the Funds)) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met more than 20 times during calendar year 2007. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities, including the Selected Fund's procedures under Rule 2a-7 of the 1940 Act that are designed to ensure that money market funds maintain a net asset value of
$1.00 per share.

                            DIRECTORS' FUND HOLDINGS

As of December 31, 2007, the Directors had invested the following amounts in all
Funds managed by the Adviser. Investments are listed in the following ranges:
none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

                        SELECTED AMERICAN   SELECTED SPECIAL    SELECTED DAILY    TOTAL INVESTED
INDEPENDENT DIRECTORS         SHARES             SHARES         GOVERNMENT FUND    IN ALL FUNDS*
------------------------------------------------------------------------------------------------

William Barr            over $100,000       None               None               over $100,000
Francisco Borges        $50,001-100,000     $50,001-100,000    None               over $100,000
Jerome Hass             over $100,000       over $100,000      over $100,000      over $100,000
Katherine MacWilliams   over $100,000       $50,001-100,000    $50,001-$100,000   over $100,000
James McMonagle         over $100,000       over $100,000      $10,001-50,000     over $100,000
Richard O'Brien         over $100,000       $10,001-50,000     None               over $100,000
Marsha Williams         over $100,000       over $100,000      $10,001-50,000     over $100,000
INSIDE DIRECTORS
Andrew Davis**          over $100,000       $1-10,000          None               over $100,000
Christopher Davis**     over $100,000       $50,001-$100,000   None               over $100,000

*    Total Invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected
     Advisers, L.P. This includes the Selected Funds for all directors, the
     Davis Funds for Andrew Davis, Christopher Davis and Marsha Williams, and
     the Clipper Fund for Christopher Davis.

**   Andrew Davis and Christopher Davis are employed by the Adviser and are considered to be "interested persons" of the Funds as defined in the
     Investment Company Act of 1940.

Stock Ownership Guidelines

The Directors consider ownership of the Selected Funds by Directors to be of utmost importance, and believe that such ownership enhances the commitment of the Directors to the Selected Funds' future and aligns the Directors' interests with those of Funds' shareholders. Therefore, the Directors adopted minimum director stock ownership guidelines. These guidelines require that each Director shall beneficially own and maintain ownership of shares of the Selected Funds with an aggregate value, measured as of December 31, of each year, of at least three times their respective annual retainer (not including any meeting fees or non-recurring compensation) for such year. Inside Directors do not receive director's fees, but maintain stock ownership positions in the Selected Funds of at least three times the base annual retainer for an Independent Director. Newly elected Independent Director have three years from the date the Director is first elected on the board of any of the Selected Funds to reach this ownership level. As of December 31, 2007 all Directors met these suggested stock ownership guidelines.

              Selected Funds Statement of Additional Information 36

              INDEPENDENT DIRECTORS' AFFILIATIONS AND TRANSACTIONS

None of the Independent Directors (or their immediate family members) owns any securities issued by the Selected Funds' investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the "Adviser and its affiliates"). Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) in the Adviser and are considered Inside
Directors.

None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last two calendar years in the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Selected Fund, an officer of the
Selected Funds, or any fund managed by the Adviser, or the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Selected Fund, an officer of the Selected Funds, or any fund managed by the Adviser, or the Adviser and its affiliates.

None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where any Director of the
Fund (or any of the Directors' immediate family members) served as an officer.

                        CERTAIN SHAREHOLDERS OF THE FUNDS

As March 31, 2008, the Fund's Directors and officers as a group owned the following percentages of each of the Funds:

                                      Percentage of
                                 Outstanding Shares Owned
                                 ------------------------
                                   Class S      Class D
                                 ----------   -----------
Selected American Shares              *            *
Selected Special Shares               *            2%
Selected Daily Government Fund        *            *

*    Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated Funds.

The following table sets forth as of March 31, 2008, the name and holdings of each person known by the Funds to be a record owner of more than 5% of the outstanding shares of any of the Funds. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 25% of the
Funds' total outstanding shares. Shareholders owning a significant percentage of the Funds' shares do not effect the voting rights of other shareholders.

              Selected Funds Statement of Additional Information 37

                                                                PERCENT OF SHARES
NAME OF FUND                     NAME AND ADDRESS                  OUTSTANDING
------------------------------   ----------------------------   -----------------

SELECTED AMERICAN SHARES         FBSICO
CLASS S SHARES                   New York, NY                        39.93%

                                 Charles Schwab and Co. Inc.
                                 San Francisco, CA                   33.49%

SELECTED AMERICAN SHARES         Shelby Cullom Davis & Co.
CLASS D SHARES                   New York, NY                        31.35%

                                 Charles Schwab
                                 San Francisco, CA                   18.32%

                                 FBSICO
                                 New York, NY                         7.75%

SELECTED SPECIAL SHARES          Charles Schwab and Co. Inc.
CLASS S SHARES                   San Francisco, CA                   25.54%

                                 National Financial Services
                                 New York, NY                        13.29%

SELECTED SPECIAL SHARES          Shelby Cullom Davis & Co.
CLASS D SHARES                   New York, NY                        27.28%

SELECTED DAILY GOVERNMENT FUND   David B. & Cynthia K. Weiner
CLASS S SHARES                   Chico, CA                            7.21%

                                 Raymond James & Assoc. Inc.
                                 White Plains, NY                     6.33%

SELECTED DAILY GOVERNMENT FUND   Shelby Cullom Davis & Co.
CLASS D SHARES                   New York, NY                        86.37%

              Selected Funds Statement of Additional Information 38

                          INVESTMENT ADVISORY SERVICES

DAVIS SELECTED ADVISERS, L.P. AND DAVIS SELECTED ADVISERS-NY, INC. Davis
Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East
Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for
Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account
Fund, Inc. (collectively the "Davis Funds"), Selected American Shares, Inc.,
Selected Special Shares, Inc., and Selected Capital Preservation Trust
(collectively the "Selected Funds"), and Clipper Fund, Inc. The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher
C. Davis is the Adviser's sole general partner. Christopher C. Davis is Chairman of the Adviser and, as the sole member of the general partner, controls the
Adviser. Davis Distributors, LLC (the "Distributor"), a subsidiary of the
Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, Clipper Fund, and offshore funds. Davis Selected Advisers - NY, Inc. ("Sub-Adviser") a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Selected Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.

ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P. AND SUB-ADVISORY AGREEMENT
WITH DAVIS SELECTED ADVISERS-NY, INC. Pursuant to Advisory Agreements, each
Selected Fund pays the Adviser a fee according to the following fee schedule.

Selected American Shares Adviser Fee Schedule

                  Annual Rate      Net Assets of Fund
                  --------------   ------------------
                  0.65% of......   First $500 million
                  0.60% of......   Next $500 million
                  0.55% of......   Next $2 billion
                  0.54% of......   Next $1 billion
                  0.53% of......   Next $1 billion
                  0.52% of......   Next $1 billion
                  0.51% of......   Next $1 billion
                  0.50% of......   Next  $3 billion
                  0.485% of.....   Over $10 billion

                  Fee expressed as a percentage of net assets

Selected Special Shares Adviser Fee Schedule

                  Annual Rate      Net Assets of Fund
                  --------------   ------------------
                  0.700% of.....   First $ 50 million
                  0.675% of.....   Next $100 million
                  0.650% of.....   Next $100 million
                  0.600% of.....   Over $250 million

                  Fee expressed as a percentage of net assets

Selected Daily Government Fund pays the Adviser a flat fee at an annual rate of
0.30% of average net assets.

Expense Cap. Davis Selected Advisers, L.P. agreed to waive fees and reimburse the expenses of Selected Daily Government Fund's Class S shares to the extent it is necessary to ensure that the actual expense incurred, after recognizing the benefits of custody or other credits. Fee waivers and expense reimbursements, not exceed 0.75% of net assets.

Duration of Agreement. This agreement automatically renewed for an additional one-year period ending December 31, 2008.

              Selected Funds Statement of Additional Information 39

The aggregate advisory fees paid by each of the Selected Funds to the Adviser were:

                         FISCAL YEAR ENDED DECEMBER 31,

    NAME                                2007          2006          2005
    ------------------------------------------------------------------------
    SELECTED AMERICAN SHARES         $66,244,341   $56,296,368   $44,976,597
    ------------------------------------------------------------------------
    SELECTED SPECIAL SHARES          $ 1,043,993   $   922,419   $   783,914
    ------------------------------------------------------------------------
    SELECTED DAILY GOVERNMENT FUND   $   337,134   $   341,411   $   332,288
    ------------------------------------------------------------------------

In accordance with the provisions of the 1940 Act, the Advisory Agreement and
Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days' written notice by the Board of Directors, the vote of the holders of a majority of the Funds' outstanding shares or the
Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement
must be approved at least annually by the Funds' Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under "Portfolio Transactions."

The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the
Adviser pays all of the Sub-Adviser's direct and indirect costs of operation.
All of the fees paid to the Sub-Adviser are paid by the Adviser and not the
Funds.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the
Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Funds pay or reimburse the Adviser for providing certain shareholder services.

Such reimbursements are detailed below:

                         FISCAL YEAR ENDED DECEMBER 31,

       NAME                               2007       2006       2005
       ---------------------------------------------------------------
       SELECTED AMERICAN SHARES         $198,322   $179,305   $171,110
       ---------------------------------------------------------------
       SELECTED SPECIAL SHARES          $  9,105   $  9,169   $  9,247
       ---------------------------------------------------------------
       SELECTED DAILY GOVERNMENT FUND   $  2,174   $  2,311   $  2,592
       ---------------------------------------------------------------

APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board of Directors is
scheduled to meet four times a year. The Directors believe that matters bearing on the Advisory and Sub-Advisory Agreement are considered at most, if not all, of their meetings. The Directors are advised by independent legal counsel selected by the Directors. A discussion of the Directors' considerations in the annual approval of Advisory and Sub-Advisory Agreement is included in the Funds'
semi-annual report.

UNIQUE NATURE OF EACH FUND. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Selected Funds. While the Selected
Funds may have many similarities to these other funds, the investment performance of each fund

              Selected Funds Statement of Additional Information 40

will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

CODE OF ETHICS. The Adviser, Sub-Adviser, Distributor and the Selected Funds
have adopted a Code of Ethics meeting the requirements of Rule 17j-1 that regulate the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Selected Funds. Such employees may invest in securities, including securities that may be purchased or held by the Selected
Funds. A copy of the Code of Ethics is on public file with, and available from, the SEC.

CONTINUING REGULATION. The Adviser, like most other asset managers, is subject to ongoing inquiries from the SEC and/or FINRA regarding industry practices.

PROXY VOTING POLICIES AND RECORD. The Board of Directors has directed the
Adviser to vote the Fund's portfolio securities in conformance with the
Adviser's Proxy Voting Procedures and Policies. These procedures are summarized in Appendix B. The Funds' actual proxy voting record is published on
www.selectedfunds.com and is also available without charge by calling Selected
Funds' Investor services.

                            INVESTMENT PROFESSIONALS

SELECTED AMERICAN SHARES
The Investment Professionals of Selected American Shares are Christopher Davis
and Kenneth Feinberg. They are the persons primarily responsible for investing the Fund's assets on a daily basis.

SELECTED SPECIAL SHARES
The Investment Professionals of Selected Special Shares are Christopher Davis
(who serves as research adviser), Dwight Blazin, PHD, Stephen Chen, CFA, CPA,
Danton Goei, and Tania Pouschine. They are the persons primarily responsible for investing the Fund's assets on a daily basis.

SELECTED DAILY GOVERNMENT FUND
The Investment Professional of Selected Daily Government Fund is Creston King.
He is the person primarily responsible for investing the Fund's assets on a daily basis.

ACCOUNTS MANAGED AS OF DECEMBER 31, 2007

                                                                                       ASSETS(1)
                          NUMBER OF    ASSETS(1)   NUMBER OF   ASSETS(1)     NUMBER       IN
INVESTMENT PROFESSIONAL    RICS(2)    IN RICS(2)    OPIV(3)    IN OPIV(3)   OF OA(4)     OA(4)
------------------------------------------------------------------------------------------------

C. DAVIS                     28         $83.1         11         $1.2          132      $12.7
                                        Billion                  Billion                Billion
------------------------------------------------------------------------------------------------
K. FEINBERG                  26         $82.8         10         $1.2          132      $12.7
                                        Billion                  Billion                Billion
------------------------------------------------------------------------------------------------
D. BLAZIN                     5         $145           1         $2             16      $176
                                        Million                  Million                Million
------------------------------------------------------------------------------------------------
S. CHEN                      27         $4.1          11         $63           106      $370
                                        Billion                  Million                Million
------------------------------------------------------------------------------------------------
D. GOEI                       5         $256           1         $5             16      $313
                                        Million                  Million                Million
------------------------------------------------------------------------------------------------
T. POUSCHINE                  4         $204           1         $4             16      $241
                                        Million                  Million                Million
------------------------------------------------------------------------------------------------
C. KING                       3         $722           0         $0              0      $0
                                        Million
------------------------------------------------------------------------------------------------

              Selected Funds Statement of Additional Information 41

(1)  "Asset" means total assets managed by the Investment Professional. Some or all of these assets may be co-managed with another Investment Professional who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors Investment Professionals may exceed the total assets managed by Davis Advisors.

(2)  "RIC" means Registered Investment Company.

(3)  "OPIV" means Other Pooled Investment Vehicles.

(4)  "OA" means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.

OWNERSHIP OF FUND SHARES

As of December 31, 2007, the Investment Professionals had invested the following amounts in the Fund.

                                                  $10K    $50K   $100K    $500K
                                           $1      TO      TO     TO       TO       OVER
                                 NONE   TO $10K   $50K   $100K   $500K   $1 MILL   $1 MILL
------------------------------------------------------------------------------------------

SELECTED AMERICAN SHARES
------------------------------------------------------------------------------------------
C. Davis                                                                              X
------------------------------------------------------------------------------------------
K. Feinberg                                                                           X
------------------------------------------------------------------------------------------
SELECTED SPECIAL SHARES
------------------------------------------------------------------------------------------
C. Davis                                                   X
------------------------------------------------------------------------------------------
D. Blazin                                           X
------------------------------------------------------------------------------------------
S. Chen                                    X
------------------------------------------------------------------------------------------
D. Goei                                                    X
------------------------------------------------------------------------------------------
T. Pouschine                       X
------------------------------------------------------------------------------------------
SELECTED DAILY GOVERNMENT FUND
------------------------------------------------------------------------------------------
C. King                                             X
------------------------------------------------------------------------------------------

STRUCTURE OF COMPENSATION

CHRISTOPHER DAVIS' compensation for services provided to the Adviser consists of a base salary. The Adviser's investment professionals are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

KENNETH FEINBERG'S compensation for services provided to the Adviser consists of
(i) a base salary; (ii) an annual bonus equal to a percentage of growth in the
Adviser's profits; (iii) awards of equity ("Units") in the Adviser including
Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser.
At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or
Lipper. The Adviser's investment professionals are provided benefits packages including life insurance, health insurance, and participation in company 401(k)
plan comparable to that received by other company employees.

DWIGHT BLAZIN'S, PHD, STEPHEN CHEN'S CFA, CPA, DANTON GOEI'S, AND TANIA
POUSCHINE'S compensation for services provided to the Adviser consists of (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity
("Units") in Davis Selected Advisers, L.P. including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus an appropriate index, and versus peer groups as defined by Morningstar or Lipper. The Adviser's investment professionals are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

              Selected Funds Statement of Additional Information 42

CRESTON KING'S compensation for services provided to the Adviser consists of (i)
a base salary; (ii) an annual bonus based principally upon short- and long-term fund performance relative to similar funds; and (iii) awards of equity ("Units")
in the Adviser including options on Units, and/or phantom Units.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when an investment professional has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, investment professionals who advise multiple portfolios and/or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in an investment professional devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of investment professionals by having its investment professionals focus on a particular investment discipline. Most other accounts advised by an investment professional are managed using the same investment weightings that are used in connection with the management of the portfolios.

If an investment professional identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. The Adviser does not receive an incentive based fee on any account.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO HOLDINGS INFORMATION IS PROTECTED. Information about the Funds'
portfolio holdings is proprietary information which the Adviser is committed to protecting. Selected Funds have adopted procedures reasonably designed to ensure that portfolio holdings information is not released on a selective basis except to qualified persons rendering services to the Fund which require that those persons receive information concerning the Funds' portfolio holdings. Neither the Fund nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. Information about the Fund's portfolio holdings which has previously been made public may be freely disclosed.
Information about portfolio holdings may become "public" by (1) publication on the Selected Funds' website, (2) quarterly filings with the SEC on Form N-CSR or
Form N-Q, or (3) other publication determined by the Adviser's Chief Legal
Officer or his designee, in writing stating his rationale, to be public.

              Selected Funds Statement of Additional Information 43

Selected Funds generally publish their portfolio holdings on Selected Funds'
website (www.selectedfunds.com) as of the end of each fiscal quarter with a
60-day lag. Selected Funds' Executive Vice President, or his designee, currently the Fund's Chief Compliance Officer, may authorize publication of portfolio holdings on a more frequent basis.

STATISTICAL INFORMATION. The Fund's portfolio holdings procedures do not prevent the release of aggregate, composite or descriptive information that, in the opinion of the Fund's Chief Compliance Officer or her designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading that may be detrimental to the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3)
performance attributions by industry, sector or country; or (4) aggregated risk statistics.

RELEASE OF NON-PUBLIC PORTFOLIO HOLDINGS INFORMATION. Selected Funds or the
Adviser may disclose non-public information about the Fund's portfolio holdings to third parties in a number of situations, including the following: (1)
disclosure of specific securities (not a material portion of the entire portfolio) to broker-dealers in connection with the purchase or sale by the Fund of such securities; (2) requests for price quotations on specific securities
(not a material portion of the entire portfolio) from broker-dealers for the purpose of enabling the Fund's service providers to calculate the Fund's net asset value; (3) requests for bids on one or more securities; (4) disclosures in connection with litigation involving Fund portfolio securities; (5) disclosure to regulatory authorities; (6) statements to the press by investment professionals from time to time about the Fund's portfolio and securities held by the Fund which may or may not have been previously disclosed; and (7)
attendance by employees of the Adviser of due diligence meetings with existing or potential investors in which specific Fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Fund. In addition, the Adviser may provide a wide variety of information about the Fund (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the Fund's portfolio as a whole and how it has performed, without naming specific portfolio securities held by the Fund.

Selected Funds' portfolio holdings procedures prohibit release of non-public information concerning the Fund's portfolio holdings to individual investors, institutional investors, intermediaries which distribute the Fund's shares and other parties which are not employed by the Adviser or its affiliates.
Information about the Fund's portfolio holdings may be reviewed by third parties for legitimate business purposes, but only if: (1) the Adviser's Chief Operating
Officer, or his designee, currently the Fund's Chief Compliance Officer, considers the application for review of the Fund's portfolio holdings and, in his or her business judgment, the requesting third party (i) has a legitimate business purpose for reviewing the portfolio holdings and (ii) does not pose a material risk to the Fund; and (2) the third party enters into an acceptable confidentiality agreement (including a duty not to trade). Selected Funds' Board of Directors is notified of the application for review of the Fund's portfolio holdings by any such third parties at the next scheduled quarterly meeting of the Board of Directors, at which time the Board reviews the application by each such party and considers whether the release of the Fund's portfolio holding information to the third parties is in the best interest of the Fund and its shareholders.

THIRD PARTIES RECEIVING PORTFOLIO HOLDINGS INFORMATION. As of March 1, 2008,
each of the below listed third party service providers have been approved to receive information concerning Selected Funds' portfolio holdings: (1) KPMG LLP
(serves the as the Fund's Independent Registered Public Accounting Firm); (2)
ISS, RiskMetrics Group, and Glass Lewis & Co. (provide proxy voting services);
(3) UBS (provides securities lending services); (4) Wilshire Associates
(provides investment performance attribution reports); (5) State Street Bank and
Trust (serves as the Funds' custodian bank); (6) Seyfarth Shaw LLP (counsel for
Selected Funds), (7) counsel for the Adviser; (8) Gcom2 Solutions Inc. (Software
Development), and (9) Deloitte & Touche (serves as the Adviser's auditor).

ADMINISTRATION. The Fund's Chief Compliance Officer oversees the release of portfolio holdings information, including authorizing the release of portfolio holdings information.

              Selected Funds Statement of Additional Information 44

                           DISTRIBUTION OF FUND SHARES

THE DISTRIBUTOR. Davis Distributors, LLC ("the Distributor"), 2949 East Elvira
Road, Suite 101, Tucson, Arizona 85706, is a wholly owned subsidiary of the
Adviser and pursuant to a Distributing Agreement acts as principal underwriter of the Funds' shares on a continuing basis. By the terms of the Distributing
Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Funds' shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

The Distributor has agreements with securities dealers and other persons (such as financial planners) for distributing shares of the Funds and/or providing services to shareholders. The Distributor may pay such firms' service fees for accounts for which representatives of the dealers are responsible and provide services. The sources for these payments include the distribution fees paid by
Class S shares and the Distributor or Adviser may also use their own resources.

Selected Funds have marketed Class S shares through financial intermediaries, primarily fee-only financial planners and mutual fund supermarkets. Both financial planners and mutual fund supermarkets require a fee for their services. Class S shares pay financial planners a service fee at an annual rate of 25 basis points on assets their clients have invested in Class S shares. In addition, until June 30, 2007 Class S shares paid a service fee at an annual rate of 55 basis points to approximately 15 financial planners who were
"grandfathered in" as of May 1, 2000. Mutual fund supermarkets currently require
30 to 40 basis points for marketing and shareholder services.

As Selected Funds are sold without imposing front- or back-end sales charges, the Distributor does not collect sales charges on the sale of Fund shares.

The Distributor received the following amounts as compensation under the
Distribution Plans:

                         FISCAL YEAR ENDED DECEMBER 31,

NAME                                 2007          2006          2005
------------------------------------------------------------------------

SELECTED AMERICAN SHARES         $19,631,522   $18,445,236   $18,264,920
SELECTED SPECIAL SHARES          $   132,379   $   145,308   $   217,393
SELECTED DAILY GOVERNMENT FUND   $    13,118   $    92,329   $   261,812

*    All amounts are for Class S shares. Class D shares have not adopted distribution plans.

DISTRIBUTION PLANS. Each of the Selected Funds' Class S shares use distribution plans to pay asset-based sales charges or distribution and/or services fees of
0.25% of average daily net assets in connection with the distribution of shares, including payments to financial intermediaries for providing distribution assistance. Financial intermediaries that receive these fees may pay some or all of them to their investment professionals. Because these fees are paid out of
Class S assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than other types of sales and marketing charges.

The Distribution Plans were approved by the Board of Directors of each Selected
Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

Class D shares have not adopted distribution plans. To the extent that any investment advisory fees paid by a Fund may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

              Selected Funds Statement of Additional Information 45

The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1, or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding
Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the
Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under
Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution
Plans are in effect, the Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing
Independent Directors.

RECORDKEEPING FEES. Certain dealers have chosen to maintain omnibus accounts with the Selected Funds. In an "omnibus account", the Fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Selected Funds and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of the Funds, enters into agreements whereby the Funds compensate the dealer or administrator for recordkeeping services.

FUND SUPERMARKETS. The Selected Funds participate in various "Fund Supermarkets"
in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor's clients. The Selected Funds pay the supermarket sponsor a negotiated fee for distributing the shares and for continuing services provided to their shareholders. A portion of the supermarket sponsor's fee (that portion related to sales, marketing or distribution of shares) is paid with fees authorized under the Distribution Plans.

A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account setup, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting)
is paid as a shareholder servicing fee of each Selected Fund. Each Selected Fund typically would be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with each Selected Fund. If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.

                        OTHER IMPORTANT SERVICE PROVIDERS

CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"),
One Lincoln Street, Boston, MA 02111, serves as custodian of each Selected
Fund's assets. The Custodian maintains all of the instruments representing the
Selected Fund's investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase.
The Custodian also remits the Selected Fund's assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of
Directors. The Custodian also provides certain fund accounting services.

TRANSFER AGENT. Boston Financial Data Services, Inc., P.O. Box 8243, Boston, MA
02266-8243 serves as the Funds' transfer agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP ( KPMG ), 707 17 Street,
Suite 2700, Denver, CO 80202, serves as the Funds' independent registered public accountants. KPMG audits the Fund's financial statements, performs other related audit services, and meets with the Audit Committee of the Board of Directors. In addition, KPMG reviews the Funds' federal and state income tax returns and related forms. Audit and non-audit services provided by KPMG to the Fund must be pre-approved by the Audit Committee.

COUNSEL. Seyfarth Shaw LLP, 131 S. Dearborn St., Suite 2400, Chicago, IL 60603,
serves as counsel to the Selected Funds and also serves as counsel for the
Independent Directors.

              Selected Funds Statement of Additional Information 46

SECTION III: CLASSES OF SHARES, PURCHASES, EXCHANGES AND REDEMPTIONS

This Statement of Additional Information should be read in conjunction with the
Funds' prospectus. This Statement of Additional Information supplements the information available in the prospectus.

                    SELECTING THE APPROPRIATE CLASS OF SHARES

Each of the Selected Funds offers both Class S and D shares. The prospectus provides full directions on how to select the appropriate Class of shares.

                             HOW TO PURCHASE SHARES

Selected Funds and the Distributor reserve the right to reject any purchase order for any reason. The Selected Funds prospectus provides full directions on how to purchase shares.

                                SPECIAL SERVICES

Selected Funds' prospectus describes a number of special services offered by the
Selected Funds. This Statement of Additional Information supplements that discussion.

PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase,
Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Selected
Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account
("IRA") plans (deductible IRAs; and non-deductible IRAs, including "Roth IRAs"),
Coverdel Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Selected Funds as their investment vehicle. State Street Bank and Trust acts as custodian or trustee for certain retirement plans and charges the participant an annual maintenance fee of $15 per Social Security Number regardless of the number of plans established.
The maintenance fee will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to that time. The maintenance fee will be waived for accounts sharing the same Social Security
Number if the accounts total at least $50,000 in cumulative assets (including taxable accounts). If an IRA account is closed, a $15 fee will be assessed.

IN-KIND PURCHASES. Shares of the Selected Funds are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of a Fund are described in the Fund's
Prospectus. In addition, shares of the Selected Funds may be purchased using securities if the Adviser determines that doing so is in the best interest of the applicable Fund and its shareholders. The Adviser must review the securities that are offered in exchange for the "in-kind" purchase to determine that the securities delivered to the Fund: (i) meet the investment objective, strategy and policies of the Fund; (ii) do not cause the violation of any investment restrictions at the time of acceptance; (iii) are readily marketable; (iv) may be accurately and objectively valued on a daily basis; and (v) represent securities that are desirable for the Fund to own given the Fund's investment strategy and the Adviser's view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such in-kind purchase, the following conditions will apply:

(1)  The securities offered by the investor in exchange for shares of a Fund must not be in any way restricted as to resale or otherwise be illiquid;

(2)  The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the
     NYSE, AMEX or NASDAQ or other appropriate method; and

(3)  The transaction involves a net purchase of $1 million or more in Fund shares.

              Selected Funds Statement of Additional Information 47

Selected Funds believe that this ability to purchase shares of a Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Fund include the ability to purchase desirable securities without brokerage commissions.

An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the applicable Selected Fund. The Fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. The number of shares of the
Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.

                               EXCHANGE OF SHARES

The prospectus describes exchange procedures. This Statement of Additional
Information supplements that discussion.

MARKET TIMING. Selected Funds have not entered into any arrangements, which permit organizations or individuals to market time the Funds. Although the
Selected Funds will not knowingly permit investors to excessively trade the
Funds, shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection, and, there can be no guarantee that all market timing will be prevented, despite the Funds' best efforts. The Funds receive purchase and sales order through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Selected
Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.

                              REDEMPTION OF SHARES

The Funds' prospectus describes redemption procedures. This Statement of
Additional Information supplements that discussion.

CERTIFICATES. In the past the Selected Funds issued share certificates, and some still are outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent to State Street Bank and Trust with a letter of instruction signed by all account owner(s).

REDEMPTION PROCEEDS. Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust receives your proper redemption request.
Payment for redemptions can be suspended under certain emergency conditions determined by the SEC or if the New York Stock Exchange ("NYSE") is closed for reasons other than customary or holiday closings. You may redeem shares on any business day (i.e., any day the NYSE is open for regular session trading).
Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts
(including certified or cashiers' checks) for shares purchased have cleared, normally not exceeding fifteen calendar days. You can avoid any redemption delay by paying for your shares with a bank or federal funds wire.

              Selected Funds Statement of Additional Information 48

Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exists making cash payments undesirable
(although the Board of Directors has never reached such a decision). If the
Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a
Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

FEDERAL FUNDS WIRE. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire.
There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking
Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service
Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

SELECTED DAILY GOVERNMENT FUND CHECK WRITING PRIVILEGE. A shareholder may issue a "Stop Payment" on any draft by calling State Street Bank and Trust at (617)
985-8704. The "Stop Payment" order will become effective if it is given on a timely basis pursuant to the "Stop Payment" rules in effect at State Street Bank and Trust with respect to their regular checking accounts.

If a shareholder seeks to use the check writing privilege or expedited redemption privilege to a pre-designated bank account to redeem Selected Daily
Government Fund shares recently purchased by check (whether by regular or expedited method), the Fund will refuse to accept telephone redemption requests when made and to honor redemption drafts when presented unless it is then reasonably assured of the collection of the check representing the purchase
(normally up to 15 days after receipt of such check). This result can be avoided by investing by wire.

SECTION IV: GENERAL INFORMATION
This Statement of Additional Information should be read in conjunction with the
Funds' prospectus. This Statement of Additional Information supplements the information available in the prospectus.

                         DETERMINING THE PRICE OF SHARES

The prospectus describes procedures used to determine the price of shares. This
Statement of Additional Information supplements that discussion.

NET ASSET VALUE. The price per share for purchases or redemptions of Fund shares made directly through State Street Bank and Trust generally is the value next computed after State Street Bank and Trust receives the purchase order or redemption request in good order. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern Standard Time; and (ii)
promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of Fund shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past Selected Funds issued share certificates), State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

The Funds do not price their shares or accept orders for purchases or redemptions on days when the NYSE is closed. Such days currently include New
Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

              Selected Funds Statement of Additional Information 49

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance.
Such order may be transmitted to the Selected Funds or their agents several hours after the time of the acceptance and pricing.

VALUATION OF PORTFOLIO SECURITIES. The valuation of each Fund's portfolio securities is described in the Fund's prospectus and annual report.

                           DIVIDENDS AND DISTRIBUTIONS

The prospectus describes the Funds' dividend and distribution policies. This
Statement of Additional Information supplements that discussion.

There are two sources of income, net income and realized capital gains, paid to you by a fund. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You also will receive confirmations after each purchase or redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than classes with lower expense ratios.
For tax purposes, information concerning distributions will be mailed annually to shareholders. Shareholders have the option of receiving all dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

RETURNED CHECK POLICY. For the protection of the shareholder, on receipt of the second dividend check that has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

SELECTED AMERICAN SHARES AND SELECTED SPECIAL SHARES. Income dividends and distributions from net realized capital gains, if any, are usually distributed annually.

SELECTED DAILY GOVERNMENT FUND. Dividends from net income are usually declared daily on shares outstanding as of the close of business the preceding day and are paid monthly. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Income for
Saturdays, Sundays and holidays are accrued on Fridays. Dividends declared during each calendar month are paid on the last business day of the month.
Shares earn dividends as of the first business day after the effective purchase date up through the date of redemption.

DIVIDENDS AND DISTRIBUTIONS MAY CHANGE. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.

                              FEDERAL INCOME TAXES

The prospectus provides an introduction to federal income taxes. This Statement of Additional Information supplements that discussion. This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Selected Funds.

Each of the Selected Funds intend to continue to qualify as a regulated investment company under the Internal Revenue Code and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed.
If, for any calendar year, the distribution of earnings required under the Code exceeds the amount

              Selected Funds Statement of Additional Information 50

distributed, an excise tax, equal to 4% of the excess, will
be imposed on the applicable Fund. Each Selected Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Selected Funds.

                                PERFORMANCE DATA

From time to time, a Fund may advertise information regarding its performance.
Such information will be calculated separately for each class of shares. These performance figures are based on historical results and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURNS

Average Annual Total Return Before Taxes
The Fund may advertise its investment performance without reflecting the potential effects of income taxes.

Average annual total return before taxes represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1+T)n = ERV

                  Where:    P =       hypothetical initial payment of $1,000

                            T =       average annual total return

                            n =       number of years

                            ERV =     ending redeemable value at the end of the
                                      1-, 5- and 10-year periods of a
                                      hypothetical $1,000 payment made at the
                                      beginning of such period

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; and (ii) deducts: (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

Average Annual Total Return After Taxes on Distributions

The Fund may advertise its investment performance on an after-tax basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and

              Selected Funds Statement of Additional Information 51

may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts. The Fund offers Class S & D shares. If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

Average Annual Total Return After-Taxes on Distributions adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ATVD

                  Where:   P =       hypothetical initial payment of $1,000

                           T =       average annual total return (after taxes on
                                     distributions)

                           n =       number of years

                           ATVD =    ending redeemable value, after taxes on
                                     fund distributions but not after taxes on
                                     sale of fund shares, at the end of the 1,
                                     5, and 10 year periods of a hypothetical
                                     $1,000 payment made at the beginning of
                                     such period

Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares
The Fund may advertise its investment performance for Class S shares after taxes on distribution and sale of fund shares.

Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares
adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of Fund shares. Average annual total return after-taxes on distributions and sale of Fund shares is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ATVDR

                  Where:   P =       hypothetical initial payment of $1,000

                           T =       average annual total return (after taxes on
                                     distributions and sale of Fund shares)

                           n =       number of years

                           ATVDR =   ending redeemable value, after taxes on
                                     fund distributions and sale of fund shares,
                                     at the end of the period of a hypothetical
                                     $1,000 payment made at the beginning of
                                     such period

OTHER PERFORMANCE MEASURES

"Cumulative Total Return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

             Selected Funds Statement of Additional Information 52

"30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the SEC and is calculated separately for each class.
30-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

                  30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                         ----
                                          cd

Where:            a =   dividends and interest earned during the period.

                  b =   expenses accrued for the period.

                  c =   the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.

                  d =   the maximum offering price per share on the last day
                        of the period.

A Fund's 30-Day SEC Yield fluctuates depending on prevailing interest rates, quality, maturities, types of instruments held and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.

CURRENT AND EFFECTIVE YIELDS. The current and effective yields for Selected
Daily Government Fund's Class S and D shares for the seven-day period are calculated in accordance with the following formulas:

                        Current Yield = [(C-D) - BV] x (365/7)

                        Effective Yield = [ [ [ (C-D) - BV] + 1]365/7] - 1

                        C = Net change (excluding capital change in value of
                            hypothetical account with balance of one share at
                            beginning of seven-day period).

                        D = Deductions charged to hypothetical account.

                        BV = Value of hypothetical account at beginning of
                             seven-day period for which yield is quoted.

Selected Daily Government Fund's Current and Effective Yields will fluctuate depending on prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.

PERFORMANCE RANKINGS

Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its Classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take taxes into consideration. Lipper also publishes "peer-group"
indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time each Fund may publish the ranking and/or star rating of the performance of its Classes of shares by
Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

             Selected Funds Statement of Additional Information 53

Performance Rankings and Comparisons by Other Entities and Publications. From
time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Funds' Classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors also may wish to compare the returns on each Selected Fund's Class of shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Selected Funds' returns or share prices are guaranteed or insured by the
FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Funds may publish rankings or ratings of the Adviser or
Funds' transfer agent and of the investor services provided by them to shareholders of the Selected Funds. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.

OTHER PERFORMANCE STATISTICS

In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the
Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper, Morningstar, or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

In advertising and sales literature the Funds may publish various statistics relating to its investment portfolio such as the average price to book and price to earnings ratios, beta, alpha, R-squared, standard deviation, etc., of the
Fund's portfolio holdings.

The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services. The Fund's Annual Report and
Semi-Annual Report contain additional performance information and will be made available on request and without charge by calling Selected Funds toll-free at
1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

             Selected Funds Statement of Additional Information 54

                                   APPENDIX A:
                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

CA - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard and Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

             Selected Funds Statement of Additional Information 55

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-
rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
B or B- rating.

CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities,
Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
Ratings are graded in four categories, ranging from A for the highest quality to
D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

             Selected Funds Statement of Additional Information 56

                                   APPENDIX B
                             Summary of The Adviser'
                      Proxy Voting Procedures and Policies
                                    June 2006

Davis Selected Advisers, L.P. ("The Adviser") votes on behalf of its clients in matters of corporate governance through the proxy voting process. The Adviser takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients.
The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

The Adviser votes proxies with a focus on the investment implications of each issue. For each proxy vote, The Adviser takes into consideration its duty to clients and all other relevant facts known to The Adviser at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

The Adviser has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the investment professionals for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of The Adviser' Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:

                  Davis Selected Advisers, L.P.
                  Attn: Chief Compliance Officer
                  2949 East Elvira Road, Suite 101
                  Tucson, Arizona, 85706

Guiding Principles

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that The Adviser considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. The Adviser's research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value.
Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. The Adviser supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, The Adviser opposes proposals that limit management's

             Selected Funds Statement of Additional Information 57

ability to do this. The Adviser will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. The Adviser supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. The Adviser generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

The Adviser exercises its professional judgment in applying these principles to specific proxy votes. The Adviser Proxy Procedures and Policies provide additional explanation of the analysis which The Adviser may conduct when applying these guiding principles to specific proxy votes.

CONFLICTS OF INTEREST

A potential conflict of interest arises when The Adviser has business interests that may not be consistent with the best interests of its client. The Adviser'
Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight
Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)  Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;
(2)  The Adviser may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;
(3)  The Adviser may obtain guidance from an independent third party;
(4)  The potential conflict may be immaterial; or
(5)  Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

             Selected Funds Statement of Additional Information 58

                                    FORM N-1A

                                      JOINT
                               PART C OF FORM N-1A
                                       FOR
                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST

                         SELECTED AMERICAN SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 93 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-10699
                                       AND
            AMENDMENT NO. 41 UNDER THE INVESTMENT COMPANY ACT OF 1940
                             REGISTRATION NO. 811-51

                          SELECTED SPECIAL SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 66 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-27514
                                       AND
            AMENDMENT NO. 42 UNDER THE INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-01533

                       SELECTED CAPITAL PRESERVATION TRUST
        POST-EFFECTIVE AMENDMENT NO. 35 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 33-15807
                                       AND
            AMENDMENT NO. 37 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-5240

                                       1

                                     PART C

                                OTHER INFORMATION

SELECTED AMERICAN SHARES ("SAS")
SELECTED SPECIAL SHARES ("SSS")
SELECTED CAPITAL PRESERVATION TRUST ("SCPT")

     Item 23. Exhibits:

          (a)(1)   Articles of Incorporation (SAS), dated February 2, 1976.
                   Incorporated by reference to Exhibit 23(a)(1) of Registrant's registration statements 2-10699, filed on Edgar February 26,
                   2001.

          (a)(2)   Articles of Incorporation (SSS), dated February 2, 1976.
                   Incorporated by reference to Exhibit 23(a)(2) of Registrant's registration statements 2-27514, filed on Edgar February 26,
                   2001.

          (a)(3)   Amended Declaration of Trust (SCPT), dated November 17, 1987.
                   Incorporated by reference to Exhibit 23(a)(3) of Registrant's registration statements 33-15807, filed on Edgar February 26,
                   2001.

          (a)(4)   Articles Supplementary to Articles of Incorporation (SAS),
                   increasing shares, dated July 6, 1998. Incorporated by
                   reference to Exhibit 23(a)(4) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

          (a)(5)   Articles of Amendment of Articles of Incorporation (SAS),
                   redeeming small accounts, dated April 12, 1990. Incorporated by reference to Exhibit 23(a)(5) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

          (a)(6)   Articles of Amendment of Articles of Incorporation (SAS),
                   increasing shares, setting shareholder rights and
                   responsibilities and calculating Net Asset Value, dated April
                   15, 1987. Incorporated by reference to Exhibit 23(a)(6) of
                   Registrant's registration statements 2-10699, filed on Edgar
                   February 26, 2001.

          (a)(7)   Articles of Amendment of Articles of Incorporation (SSS),
                   redeeming small accounts, dated April 12, 1990. Incorporated by reference to Exhibit 23(a)(7) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

          (a)(8)   Articles of Amendment of Articles of Incorporation (SSS),
                   increasing shares, setting shareholder rights and
                   responsibilities and calculating Net Asset Value, dated April
                   15, 1987. Incorporated by reference to Exhibit 23(a)(8) of
                   Registrant's registration statements 2-27514, filed on Edgar
                   February 26, 2001.

          (a)(9)   Articles of Amendment of Articles of Incorporation (SAS);
                   designating Class D shares. Incorporated by reference to
                   Exhibit 23(a)(9) of Registrant's registration statements
                   2-10699, filed on Edgar May 3, 2004.

          (a)(10)  Articles of Amendment of Articles of Incorporation (SSS);
                   designating Class D shares. Incorporated by reference to
                   Exhibit 23(a)(10) of Registrant's registration statements
                   2-27514, filed on Edgar May 3, 2004.

                                        2

          (a)(11)  Amended Declaration of Trust (SCPT), Reflecting liquidation of Selected U.S. Government Income Fund and designating Class
                   D shares. Incorporated by reference to Exhibit 23(a)(11) of
                   Registrant's registration statements 33-15807, filed on Edgar
                   May 3, 2004.

          (a)(11)  Articles of Amendment of Articles of Incorporation (SAS);
                   increasing authorized shares.

          (b)(1)   By-laws (SAS, SSS). Joint Amended and Restated Bylaws as of
                   January 26, 2001. Incorporated by reference to Exhibit
                   23(b)(1) of Registrant's registration statements 2-10699 and
                   2-27514, filed on Edgar April 25, 2002

          (b)(2)   By-laws (SCPT). Amended and Restated Bylaws as of January 26,
                   2001. Incorporated by reference to Exhibit 23(b)(2) of
                   Registrant's registration statement 33-15807, filed on Edgar
                   April 25, 2002

          (c)      Instruments Defining Rights of Security Holders. Not
                   applicable.

          (d)(1)   Investment Advisory Contracts (SAS). Management Agreement
                   with Davis Selected Advisers, L.P. dated January 1, 2001.
                   Incorporated by reference to Exhibit 23(d)(1) of Registrant's registration statements 2-10699, filed on Edgar February 26,
                   2001.

          (d)(2)   Sub-Advisory Agreements (SAS). Sub-Advisory Agreements with
                   Davis Selected Advisers - NY, Inc. dated January 1, 2001.
                   Incorporated by reference to Exhibit 23(d)(2) of Registrant's registration statements 2-10699, filed on Edgar February 26,
                   2001.

          (d)(3)   Investment Advisory Contracts (SSS). Management Agreement
                   with Davis Selected Advisors, L.P. dated January 1, 2001.
                   Incorporated by reference to Exhibit 23(d)(3) of Registrant's registration statements 2-27514, filed on Edgar February 26,
                   2001.

          (d)(4)   Sub-Advisory Agreements (SSS). Sub-Advisory Agreement with
                   Davis Selected Advisers-NY, dated January 1, 2001.
                   Incorporated by reference to Exhibit 23(d)(5) of Registrant's registration statements 2-27514, filed on Edgar February 26,
                   2001.

          (d)(5)   Investment Advisory Contracts (SCPT). Management Agreement
                   with Davis Selected Advisers, L.P. dated January 1, 2001.
                   Incorporated by reference to Exhibit 23(d)(6) of Registrant's registration statements 33-15807, filed on Edgar February 26,
                   2001.

          (d)(6)   Sub-Advisory Agreements (SCPT). Sub-Advisory Agreement with
                   Davis Selected Advisers - NY, Inc. dated January 1, 2001.
                   Incorporated by reference to Exhibit 23(d)(7) of Registrant's registration statements 33-15807, filed on Edgar February 26,
                   2001.

          (d)(7)   Amendment to Investment Advisory Contracts (SAS).Amendment to
                   Management Agreement dated May 1, 2004. Incorporated by
                   reference to Exhibit 22(d)(7) of Registrant's registration statements 33-15807, filed on Edgar February 24, 2005.

          (e)(1)   Underwriting Contracts (SAS). Distribution Services Agreement
                   and Plan of Distribution dated January 1, 2001. Incorporated by reference to Exhibit

                                       3

                   23(e)(1) of Registrant's registration statements 2-10699,
                   filed on Edgar April 25, 2001.

          (e)(2)   Underwriting Contracts (SSS). Distribution Services Agreement
                   and Plan of Distribution dated January 1, 2001. Incorporated by reference to Exhibit 23(e)(2) of Registrant's registration statements 2-27514, filed on Edgar April 25, 2001.

          (e)(3)   Underwriting Contracts (SCPT). Amended Distribution Services
                   Agreement and Plan of Distribution dated January 1, 2001 as amended January 30, 2004. Incorporated by reference to
                   Exhibit 23(e)(3) of Registrant's registration statements
                   33-15807, filed on Edgar May 3, 2004.

          (e)(4)   Form of Dealer Agreement (SAS, SCPT and SSS) between
                   principal underwriter and distributing broker-dealers.
                   Incorporated by reference to Exhibit 23(e)(4) of Registrants'
                   registration statements (SAS: 2-10699, SSS: 2-27514, and
                   SCPT:33-15807), filed on Edgar February 26, 2001.

          (f)      Bonus or Profit Sharing Contracts. Not applicable.

          (g)      Custodian Agreement. Agreement with State Street Bank & Trust dated January 1, 2006. Incorporated by reference to Exhibit
                   23(g) of Registrants' registration statements (SAS: 2-10699,
                   SSS: 2-27514, and SCPT:33-15807), filed on Edgar April 27,
                   2006.

          (h)(1)   Other Material Contracts (SAS, SSS, SCPT). Transfer Agent
                   Agreement with Boston Financial Data Services dated January
                   1, 2006. Incorporated by reference to Exhibit 23(h)(1) of
                   Registrants' registration statements (SAS: 2-10699, SSS:
                   2-27514, and SCPT:33-15807), filed on Edgar April 27, 2006.

          (i)*     Legal Opinion. Opinion and Consent of Counsel, (Seyfarth Shaw
                   LLP).

          (j)*     Other Opinions. Consent of Current Auditors. KPMG LLP.

          (k)      Omitted Financial Statements. Incorporated from the Annual
                   Report.

          (l)      Initial Capital Agreements. Not applicable.

          (m)(1)   Rule 12b-1 Plan (SAS). Distribution Services Agreement and
                   Plan of Distribution dated January 1, 2001. Incorporated by reference to Exhibit 23(e)(1) of this registration
                   statement.

          (m)(2)   Rule 12b-1 Plan (SSS). Distribution Services Agreement and
                   Plan of Distribution dated January 1, 2001. Incorporated by reference to Exhibit 23(e)(2) of this registration statement.

          (m)(3)   Rule 12b-1 Plan (SCPT). Distribution Services Agreement and
                   Plan of Distribution dated May 1, 1993. Incorporated by
                   reference to Exhibit 23(e)(3) of this registration statement.

          (n)      Rule 18f-3 Plan Amended. . Plan pursuant to Rule 18f-3,
                   adopted January 30, 2004 and amended July 30, 2004to
                   designate Class S and Class D shares. Incorporated by
                   reference to Exhibit 22(n) of Registrant's registration
                   statements 33-15807, filed on Edgar February 24, 2005.

          (o)      Reserved.

                                       4

          (p)(1)   Codes of Ethics (SAS, SSS, SCPT, Adviser, and Principal
                   Underwriter). Code of Ethics as amended January 29, 2000.
                   Incorporated by reference to Exhibit 23(p)(1) of Registrants'
                   registration statements (SAS: 2-10699, SSS: 2-27514, and
                   SCPT:33-15807), filed on Edgar February 26, 2001.

          (q)(1)   Other Exhibits (SAS, SSS, SCPT). Powers of Attorney of the
                   Registrant, Officers and Board of Directors appointing Arthur
                   Don, Kenneth Eich and Thomas Tays, as attorneys-in-fact dated
                   October 2001. Incorporated by reference to Exhibit 23(q)(1)
                   of Registrants' registration statements (SAS: 2-10699, SSS:
                   2-27514, and SCPT:33-15807), filed on Edgar April 25, 2002.

          (q)(2)   Other Exhibits (SAS, SSS, SCPT). Powers of Attorney of
                   Kenneth Eich and Sharra Reed appointing Arthur Don and Thomas
                   Tays, as attorneys-in-fact dated January 24, 2003.
                   Incorporated by reference to Exhibit 23(q)(2) of Registrants'
                   registration statements (SAS: 2-10699, SSS: 2-27514, and
                   SCPT:33-15807), filed on Edgar April 30, 2003.

          (q)(3)   Other Exhibits. (SAS, SSS, SCPT) Powers of Attorney of
                   Douglas Haines as PFO dated September 14, 2004 appointing
                   Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit 22(q)(3) of Registrant's registration statements (SAS: 2-10699, SSS: 2-27514, and SCPT:33-15807), filed on Edgar February 24, 2005.

          (q)(4)   Other Exhibits. (SAS, SSS, SCPT) Powers of Attorney of
                   Francisco L. Borges dated April 23, 2007 appointing Arthur
                   Don and Thomas Tays as attorneys-in-fact. Incorporated by
                   reference to Exhibit 22(q)(3) of Registrant's registration statements (SAS: 2-10699, SSS: 2-27514, and SCPT:33-15807), filed on Edgar April 26, 2007

          *        filed herein

Item 24. Persons Controlled by or Under Common Control With Registrant

Information pertaining to persons controlled by or under common control with
Registrant is incorporated by reference from the Statement of Additional
Information contained in Part B of this Registration Statement.

Item 25. Indemnification

SAS and SSS. Articles of Incorporation for SAS and SSS indemnify directors, officers and employees to the full extent permitted by Section 2-418 of the
Maryland General Corporation Law, subject only to the provisions of the
Investment Company Act of 1940. The indemnification provisions of the Maryland
General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1)
acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders'
derivative suits.

In addition to the foregoing indemnification, SAS and SSS Articles of
Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

SCPT. Article V of the Amended Declaration of Trust of SCPT indemnifies trustees, officers and employees to the full extent permitted under Ohio law.

                                        5

SAS, SSS, and SCPT. In addition, directors, trustees and officers are covered under a policy to indemnify them for loss (subject to certain deductibles)
including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

Item 26. Business and Other Connections of Investment Adviser

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of
DSA's advisory clients.

Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and
Selected Funds.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

ANDREW A. DAVIS (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director
and President and/or Vice President of each of the Davis Funds and the Selected
Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

CHRISTOPHER C. DAVIS (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director,
President and/or Vice President of each of the Davis Funds and the Selected
Funds; President of Clipper Fund, Inc.; Director, Chairman of Davis Investments,
LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom
Davis & Co., a registered broker/dealer. Director of the Washington Post.

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.
Executive Vice President and Principal Executive Officer of each of the Davis
Funds, Selected Funds, and Clipper Fund; Chief Operating Officer of Davis
Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

DOUGLAS HAINES (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice
President, Treasurer, Chief Financial Officer, Principal Financial Officer, and
Principal Accounting Officer of each of the Davis Funds, the Selected Funds, and
Clipper Fund; Vice President of Davis Investments, LLC.

SHARRA L. HAYNES (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.
Vice President and Chief Compliance Officer of each of the Davis Funds, the
Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC. Also
serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.

THOMAS D. TAYS (03/07/57), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.
Vice President and Secretary of each of the Davis Funds, Selected Funds, and
Clipper Fund, Inc.; Vice President, Chief Legal Officer, and Secretary, Davis
Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

                                        6

GARY TYC (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice
President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis
Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

RUSSELL O. WIESE (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief
Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Item 27. Principal Underwriter

(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is the principal underwriter for each of the Davis Funds, the Selected Funds, and Clipper Fund:
Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account
Fund, Inc., Selected American Shares, Inc., Selected Special Shares, Inc.,
Selected Capital Preservation Trust, Clipper Fund, Inc., Clipper Funds Trust,
and Davis Funds SICAV.

(b) Management of the Principal Underwriter:

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES
BUSINESS ADDRESS                   UNDERWRITER                     WITH REGISTRANT
--------------------------------   -----------------------------   ----------------------------

Kenneth C. Eich                    President                       Executive Vice President and
2949 East Elvira Road, Suite 101                                   Principal Executive Officer
Tucson, AZ  85706
Russell Wiese                      Chief Marketing Officer         None
609 Fifth Avenue,
New York, NY  10017.

Gary P. Tyc                        Vice President, Treasurer and   None
2949 East Elvira Road, Suite 101   Assistant Secretary
Tucson, AZ  85706
Anthony Frazia                     Chief Compliance Officer        None
609 Fifth Avenue,
New York, NY  10017.

Evelyn Ned                         Co-Chief Compliance Officer     None
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

Thomas D. Tays                     Vice President and Secretary    Vice President and Secretary
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

(c) Not applicable.

Item 28. Location of Accounts and Records

Accounts and records are maintained at the offices of Davis Selected Advisers,
L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the
offices of the Registrant's custodian, State Street Bank and Trust Company,

                                        7

One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's
transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two
Heritage Drive, Seventh Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment
Company Act of 1940, the Registrants have caused these Registration Statements to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 28th day of April, 2008.

The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities
Act of 1933.

SELECTED AMERICAN SHARES, INC.
SELECTED SPECIAL SHARES, INC.
SELECTED CAPITAL PRESERVATION TRUST

                                        *By: /s/ Thomas Tays
                                             -----------------------------------
                                                 Thomas Tays
                                                 Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registration
Statement for each of the Registrants has been signed below by the following persons in the capacities indicated.

   Signature                           Title                      Date

Kenneth  Eich*            Principal Executive Officer        April 28, 2008
-----------------------
Kenneth  Eich

Douglas Haines*           Principal Financial Officer; and
-----------------------
Douglas Haines            Principal Accounting Officer       April 28, 2008

                                                *By: /s/ Thomas Tays
                                             -----------------------------------
                                                 Thomas Tays
                                                 Attorney-in-Fact

*Thomas Tays signs this document on behalf of each of the Registrants and each of the foregoing officers pursuant to the powers of attorney referenced as
Exhibits 23(q)(1), 23(q)(2), and 23(q)(3) of Part C of this registration statement.

                                        /s/ Thomas Tays
                                        ----------------------------------------
                                        Thomas Tays
                                        Attorney-in-Fact

                                        8

                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST

Pursuant to the requirements of the Securities Act of 1933, these Registration
Statements have been signed on April 25, 2005 by the following persons in the capacities indicated.

         Signature                        Title
-------------------------------------   --------

William P. Barr*                        Director
-------------------------------------
William P. Barr

Francisco L. Borges *                   Director
-------------------------------------
Francisco L. Borges

Andrew A. Davis*                        Director
-------------------------------------
Andrew A. Davis

Christopher .C. Davis*                  Director
-------------------------------------
Christopher C. Davis

Jerome E. Hass*                         Director
-------------------------------------
Jerome E. Hass

Katherine L. MacWilliams*               Director
-------------------------------------
Katherine L. MacWilliams

James J. McMonagle*                     Director
-------------------------------------
James J. McMonagle

Richard C. O'Brien*                     Director
-------------------------------------
Richard C. O'Brien

Marsha Williams*                        Director
-------------------------------------
Marsha Williams

*Thomas Tays signs this document on behalf of each of the Registrants and each of the foregoing officers pursuant to the power of attorney referenced as
Exhibits 23(q)(1) and 23(q)(4) of Part C of this registration statement.

                                        /s/Thomas Tays
                                        ----------------------------------------
                                        Thomas Tays
                                        Attorney-in-Fact

                                       9

                                  EXHIBIT LIST

23(i)   Opinion and Consent of Counsel, Seyfarth Shaw, LLP.

23(j)   Consent of Independent Accountants, KPMG, LLP.

                                       10